EXECUTION COPY

FLOW SERVICING AGREEMENT

between

GOLDMAN SACHS MORTGAGE COMPANY,
Owner

and

COUNTRYWIDE HOME LOANS SERVICING LP,
Servicer

Dated as of May 1, 2005

FIXED AND ADJUSTABLE RATE, RESIDENTIAL MORTGAGE LOANS

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

Section 1.01

Definitions

1

ARTICLE II

SERVICING

Section 2.01

Servicer to Act as Servicer

17

Section 2.02

Liquidation of Mortgage Loans

20

Section 2.03

Collection of Mortgage Loan Payments

22

Section 2.04

Establishment of and Deposits to Custodial Account

22

Section 2.05

Permitted Withdrawals From Custodial Account

24

Section 2.06

Establishment of and Deposits to Escrow Account

25

Section 2.07

Permitted Withdrawals From Escrow Account

26

Section 2.08

Payment of Taxes, Insurance and Other Charges

26

Section 2.09

Protection of Accounts

27

Section 2.10

Maintenance of Hazard Insurance

27

Section 2.11

Maintenance of Mortgage Impairment Insurance

29

Section 2.12

Maintenance of Fidelity Bond and Errors and Omissions Insurance

29

Section 2.13

Inspections

30

Section 2.14

Restoration of Mortgaged Property

30

Section 2.15

Title, Management and Disposition of REO Property

31

Section 2.16

Permitted Withdrawals with Respect to REO Property

32

Section 2.17

Real Estate Owned Reports

32

Section 2.18

Liquidation Reports

32

Section 2.19

Reports of Foreclosures and Abandonments of Mortgaged Property

32

Section 2.20

Notification of Adjustments

32

Section 2.21

Recordation of Assignments of Mortgage

33

Section 2.22

Additional Servicing Requirements

33

Section 2.23

Credit Reporting

33

Section 2.24

[Reserved]

34

Section 2.25

Early Payment Default and Repurchase Obligations

34

Section 2.26

Tax and Flood Service Contracts

34

ARTICLE III

PAYMENTS TO OWNER

Section 3.01

Remittances

34

Section 3.02

Monthly Reports  to Owner

35

Section 3.03

Advances by Servicer

35

Section 3.04

Principal and Interest Advances by Servicer

36

Section 3.05

Charge off and Advance Analysis

36

ARTICLE IV

Section 4.01

Transfers of Mortgaged Property

37

Section 4.02

Satisfaction of Mortgages and Release of Mortgage Files

37

Section 4.03

Servicing Compensation

38

Section 4.04

Annual Statement as to Compliance

39

Section 4.05

Annual Independent Public Accountants’ Servicing Report

39

Section 4.06

Sarbanes-Oxley Certification

40

Section 4.07

Right to Examine Servicer Records

40

Section 4.08

Compliance with Gramm-Leach-Bliley Act of 1999

41

Section 4.09

On-Line Access

41

Section 4.10

Assessment of Servicing Compliance

42

Section 4.11

Subservicing

42

ARTICLE V

SERVICER TO COOPERATE

Section 5.01

Provision of Information

42

Section 5.02

Financial Statements; Servicing Facilities

43

ARTICLE VI

TERMINATION

Section 6.01

Termination

43

Section 6.02

Transfer of Servicing

45

ARTICLE VII

BOOKS AND RECORDS

Section 7.01

Possession of Servicing Files Prior to the related Transfer Date

47

ARTICLE VIII

INDEMNIFICATION AND ASSIGNMENT

Section 8.01

Indemnification

48

Section 8.02

Limitation on Liability of Servicer and Others

49

Section 8.03

Limitation on Resignation and Assignment by Servicer

49

Section 8.04

Assignment by Owner

50

Section 8.05

Merger or Consolidation of the Servicer

50

ARTICLE IX

REPRESENTATIONS, WARRANTIES AND COVENANTS OF OWNER

Section 9.01

Organization and Good Standing; Licensing

51

Section 9.02

Authorization; Binding Obligations

51

Section 9.03

No Consent Required

51

Section 9.04

No Violations

52

Section 9.05

Litigation

52

ARTICLE X

REPRESENTATIONS AND WARRANTIES OF SERVICER

Section 10.01

Due Organization and Authority

52

Section 10.02

Ordinary Course of Business

52

Section 10.03

No Conflicts

53

Section 10.04

Ability to Service

53

Section 10.05

Ability to Perform

53

Section 10.06

No Litigation Pending

53

Section 10.07

No Consent Required

53

Section 10.08

No Untrue Information

54

ARTICLE XI

DEFAULT

Section 11.01

Events of Default

54

Section 11.02

Waiver of Defaults

55

ARTICLE XII

CLOSING

Section 12.01

Closing Documents

56

ARTICLE XIII

MISCELLANEOUS PROVISIONS

Section 13.01

Notices

56

Section 13.02

Waivers

57

Section 13.03

Entire Agreement; Amendment

57

Section 13.04

Execution; Binding Effect

57

Section 13.05

Headings

57

Section 13.06

Applicable Law

58

Section 13.07

Relationship of Parties

58

Section 13.08

Severability of Provisions

58

Section 13.09

Recordation of Assignments of Mortgage

58

Section 13.10

Exhibits

58

Section 13.11

Counterparts

58

Section 13.12

No Solicitation

58

Section 13.13

Cooperation of Servicer with a Reconstitution

59

Section 13.14

Trademarks

62

Section 13.15

Confidentiality of Information

63

Section 13.16

Seller Representations and Warranties

63

Section 13.17

Waiver of Trial by Jury

63

Section 13.18

LIMITATION OF DAMAGES

63

Section 13.19

SUBMISSION TO JURISDICTION; WAIVERS

63

EXHIBITS

EXHIBIT 1

FORM OF MONTHLY REPORTS

EXHIBIT 2

FORM OF CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT 3

FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 4

FORM OF ESCROW ACCOUNT CERTIFICATION

EXHIBIT 5

FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 6

FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

EXHIBIT 7

FORM OF OFFICER’S CERTIFICATE

EXHIBIT 8

MORTGAGE LOAN DOCUMENTS

EXHIBIT 9

REPORTING REQUIREMENTS

EXHIBIT 10

FORM OF CONFIDENTIALITY AGREEMENT

EXHIBIT 11

FORM OF ANNUAL CERTIFICATION

EXHIBIT 12

FORM OF POWER OF ATTORNEY

EXHIBIT 13

HELLO AND GOODBYE LETTER FORMS

EXHIBIT 14

SUBPRIME DEFAULT AND REO SERVICING STANDARDS

EXHIBIT 15

REO SERVICING STANDARDS

EXHIBIT 16

FORM OF COMMITMENT LETTER

FLOW SERVICING AGREEMENT

This Flow Servicing Agreement (“Flow Servicing Agreement” or “Agreement”) is entered into as of May 1, 2005, by and between COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership (the “Servicer”), and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (the “Owner”).

WHEREAS, the Owner has purchased and may, from time to time, purchase conventional, residential, fixed and adjustable rate, first and second lien mortgage loans (the “Mortgage Loans”) from various originators to be delivered as whole loans on a servicing released basis pursuant to the related  Purchase Agreement (as defined below) by and between the Owner and Seller (as defined below);

WHEREAS, the Servicer regularly services residential mortgage loans and is or will be servicing the Mortgage Loans pursuant to one or more other servicing agreements between the Owner and Servicer; and

WHEREAS, the Owner may from time to time desire that some or all of the Mortgage Loans be serviced pursuant to the terms of this Agreement, and the Servicer has agreed to service and administer the Mortgage Loans that become subject to this Agreement on an “at-will” basis, and the parties desire to provide the terms and conditions of such servicing by the Servicer.

NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein and for other good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.  The following terms are defined as follows:

Accepted Servicing Practices:  With respect to any Mortgage Loan or REO Property, each of (a) those mortgage servicing practices (including collection procedures) of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and in compliance with all applicable federal, state and local laws which (i) servicing practices are in compliance with all federal, state and local laws and regulations, (ii) shall be in accordance with the Servicer’s policies and procedures as amended from time to time for mortgage loans of the same type, (iii) are in accordance with the terms of the Mortgage and the Mortgage Note and (iv) at a minimum based on the requirements set forth from time to time by Fannie Mae.

Adjustable Rate Mortgage Loan:  An adjustable rate Mortgage Loan.

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Agency Transfer:  A Fannie Mae Transfer or a Freddie Mac Transfer.

Ancillary Income: All income derived from the Mortgage Loans (other than payments or other collections in respect of principal, interest, Escrow Payments and Prepayment Penalties) including, but not limited, to all late charges, interest received on funds deposited in the Custodial Account or any Escrow Account (subject to applicable law), assumption fees, reconveyance fees, subordination fees, SpeedPay fees, Mortgage Pay on the Web, ACH fees, demand statement fees, modification fees, if any, reinstatement fees, fees received with respect to checks on bank drafts returned by the related bank for insufficient funds, assumption fees and other similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.

Assignment, Assumption, and Recognition Agreement:  The document substantially in the form of Exhibit 6, to be executed by the Owner, the Servicer, and the assignee of the Owner in connection with the transfer, conveyance, grant, sale or assignment, of a Mortgage Loan.

Appraised Value:  The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Owner.

Best’s:  The current Best’s Key Rating Guide.

BPO:  A broker price opinion.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in (a) the States of New York or New Jersey, or (b) the state(s) in which the Servicer’s servicing operations are located.

Code:  Internal Revenue Code of 1986, as amended.

Commission: The federal Securities and Exchange Commission.

Commitment Letter: With respect to each Mortgage Loan Package, that certain letter agreement, substantially in the form of Exhibit 16 hereto, to be entered into between Owner and the Servicer setting forth certain business terms relating to the Mortgage Loans in the Mortgage Loan Package subject to this Agreement and when such Mortgage Loans are subject to a Reconstitution Agreement for the Mortgage Loan Package.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Cut-off Date:  The date set forth in the related Purchase Agreement.

Custodial Account:  The separate account or accounts created and maintained pursuant to Section 2.04.

Custodial Agreement:  The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents.

Custodian:  The custodian of the Mortgage Loan Documents as specified under the related Custodial Agreement.

Determination Date:  The last day of the month preceding the related Remittance Date.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to amounts collected by the Servicer and required to be remitted to the Owner on each Remittance Date, the period commencing on the first day of the month and ending on the last day of the month preceding the month of the Remittance Date.

Early Payment Default:  With respect to the Mortgage Loan purchased under any Purchase Agreement, the failure of the related Mortgagor to make the first two Scheduled Payments due the Owner within thirty (30) days of each Due Date, or such other provision as specified by the Owner to the Servicer.

Eligible Investments:  Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than one day prior to the Remittance Date in each month (or such other date as permitted under this Agreement):

(i)

direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)

federal funds, demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of such investment or the contractual commitment providing for such investment the commercial paper or other short term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)

repurchase agreements collateralized by Direct Obligations or securities guaranteed by Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation to exceed 20% of the aggregate principal amount of all Eligible Investments in the Custodial Accounts and the Escrow Accounts; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(vii)

any other demand, money market, common trust fund or time deposit or obligation, or interest bearing or other security or investment rated in the highest rating category by each Rating Agency;

provided, however, that (a) any such instrument shall be acceptable to the Rating Agencies, and (b) no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

Eligible Mortgage Loan: Either (a) a mortgage loan which meets any of the following loan characteristics:  A conventional fixed rate mortgage loan or adjustable rate mortgage loan that is either a 1st lien or closed-end 2nd lien prime, Alt-A or subprime single family residential mortgage loan which mortgaged property is located in the United States or (b) such other mortgage loan products as are mutually agreed upon by the Servicer and the Owner in writing.

Errors and Omissions Insurance Policy:  An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 2.12.

Escrow Account:  The separate account or accounts created and maintained pursuant to Section 2.06.

Escrow Payment:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 11.01.

Fannie Mae:  Federal National Mortgage Association, or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Sellers’ Guide and the Fannie Mae Servicers’ Guide and all amendments or additions thereto.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer pursuant to Section 2.12.

Fitch:  Fitch, Inc., or its successor in interest.

Fixed Rate Mortgage Loan:  A fixed rate mortgage loan purchased pursuant to this Agreement.

Flood Zone Service Contract:  A transferable contract maintained for a Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

Foreclosure Commencement:  The delivery of the applicable file to the Servicer’s foreclosure counsel for initiation of foreclosure proceedings.

Freddie Mac:  Federal Home Loan Mortgage Corporation, or any successor thereto.

Freddie Mac Transfer: Shall have the meaning set forth in Section 13.13.

Gross Margin:  With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

High Cost Loan:  A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as a “high cost,” “threshold,” “covered,” “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

HOEPA: The federal Home Ownership and Equity Protection Act of 1994, as amended.

HOEPA Loan:  A Mortgage Loan which (a) the Owner has identified to the Servicer in the Mortgage Loan Schedule as being subject to HOEPA, or (b) which the Servicer discovers is subject to HOEPA.

Index: With respect to each Adjustable Rate Mortgage Loan, the index set forth in the related Mortgage Note.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Interest Rate Adjustment Date:  With respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note and the Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

Lifetime Rate Cap:  The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder.  The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the Mortgage Loan Schedule.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the outstanding principal amount of the Mortgage Loan, to the lesser of (a) the appraised value of the Mortgaged Property at origination or (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Mortgage Loan: Any Mortgage Loan as to which the related mortgage or assignment of Mortgage has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and which is identified as a MERS Mortgage Loan on the related Mortgage Loan Schedule.

MERS® System:  The system of recording transfers of Mortgages electronically maintained by MERS.

MIN:  The Mortgage Identification Number of Mortgage Loans registered with MERS on the MERS® System.

MOM Loan:  Any Mortgage Loan where MERS acts as the mortgagee of record of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

Monthly Advance: Any advance made by the Servicer pursuant to Section 3.04.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

Moody’s:  Moody’s Investors Service, Inc., and any successor thereto.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien, as applicable, on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first or second lien, as applicable, upon a leasehold estate of the Mortgagor.

Mortgage File:  The items pertaining to a particular Mortgage Loan referred to as the Mortgage File in Exhibit 8 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Impairment Insurance Policy:  A mortgage impairment or blanket hazard insurance policy as described in Section 2.11.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

Mortgage Loan:  An individual mortgage loan to be serviced pursuant to this Agreement, as identified on the Mortgage Loan Schedule, which mortgage loan shall be an Eligible Mortgage Loan and includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan, excluding replaced or repurchased mortgage loans.

Mortgage Loan Documents:  The documents listed on Exhibit 8 attached hereto pertaining to any Mortgage Loan.

Mortgage Loan Package: A pool of Mortgage Loans to be serviced by the Servicer hereunder and subject to the applicable Commitment Letter.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee.

Mortgage Loan Schedule: The schedule of Mortgage Loans with respect to a Mortgage Loan Package, in a form mutually agreed upon by the Owner and the Servicer, to be delivered by the Owner to the Servicer, which schedule shall include, but not be limited to, the following information with respect to each Mortgage Loan: (1) the [name of the Seller and the] Seller’s Mortgage Loan identifying number; (2) the Mortgagor’s name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property; (5) the number and type of residential units constituting the Mortgaged Property (i.e.  a single family residence, a 2-4 family residence, a unit in a condominium project or a unit in a planned unit development, manufactured housing); (6) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) the Loan-to-Value Ratio at origination; (8) with respect to First Lien Loans, the LTV and with respect to Second Lien Loans, the CLTV; (9) the Mortgage Interest Rate as of the related Cut-off Date; (10) the date on which the Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (11) the stated maturity date; (12) the amount of the Monthly Payment as of the related Cut-off Date; (13) the last payment date on which a Monthly Payment was actually applied to pay interest and the outstanding principal balance; (14) the original principal amount of the Mortgage Loan; (15) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due and collected on or before the related Cut-off Date; (16) with respect to Adjustable Rate Mortgage Loans, the Interest Rate Adjustment Date; (17) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (18) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (19) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (20) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Cap under the terms of the Mortgage Note; (21) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Floor under the terms of the Mortgage Note; (22) the type of Mortgage Loan (i.e., Fixed Rate, Adjustable Rate, First Lien, Second Lien); (23) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (24) a code indicating the documentation style (i.e. full, alternative or reduced); (25) the loan credit classification (as described in the Underwriting Guidelines); (26) whether such Mortgage Loan provides for a Prepayment Penalty; (27) the Prepayment Penalty period of such Mortgage Loan, if applicable; (28) a description of the Prepayment Penalty, if applicable; (29) the Mortgage Interest Rate as of origination; (30) the credit risk score (FICO score) at origination; (31) the date of origination; (32) the Mortgage Interest Rate adjustment period; (33) the Mortgage Interest Rate adjustment percentage; (34) the Mortgage Interest Rate floor; (35) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (36) a code indicating whether the Mortgage Loan is a Section 32 Mortgage Loan; (37) a code indicating whether the Mortgage Loan is assumable; (38) a code indicating whether the Mortgage Loan has been modified; (39) the one year payment history; (40) the Due Date for the first Monthly Payment; (41) the original Monthly Payment due; (42) with respect to the related Mortgagor, the debt-to-income ratio; (43) the Appraised Value of the Mortgaged Property; (44) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; (45) the MERS identification number, (46) if the Mortgage Loan has borrower paid, lender paid or deep primary mortgage insurance coverage and, if so, (i) the insurer’s name, (ii) the policy or certification number, (iii) the premium rate and (iv) the coverage percentage, (47) with respect to Second Lien Loans, the outstanding principal balance of the superior lien, (48) a code indicating whether the Mortgage Loan is a HOEPA Loan, (49) a code indicating whether the Mortgage Loan is a High Cost Loan, (50) a code indicating whether the Mortgage Loan is a subject to a buydown and (51) flood zone and flood insurance coverage information with respect to each Mortgage Loan (to the extent known by the Owner).  With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date:  (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Nonrecoverability Analysis:  As defined in Section 3.05.

Nonrecoverable Advance:  Any Servicing Advance or Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith judgment of the Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable from related Insurance Proceeds, Liquidation Proceeds or otherwise from such Mortgage Loan or REO Property.  The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance or Monthly Advance, if made, would constitute a Nonrecoverable Advance shall be evidenced by an Officer’s Certificate delivered to the Owner.

Officer’s Certificate:  A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner.

Opinion of Counsel:  A written opinion of counsel, who may be counsel for the Servicer, reasonably acceptable to the Owner, provided that any Opinion of Counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) qualification of the Mortgage Loans in a REMIC or (c) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the related Servicer and any master servicer of the related Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the related Servicer or any master servicer of the related Mortgage Loans or in an Affiliate of either and (iii) is not connected with the related Servicer or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

Originator:  With respect to a Mortgage Loan, the originator of the related Mortgage Loan.

Other Fees:  With respect to each Mortgage Loan, those fees set forth in Commitment Letter for the specific services described therein.

Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase on an Interest Rate Adjustment Date above the Mortgage Interest Rate previously in effect.

Periodic Rate Floor: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may decrease on an Interest Rate Adjustment Date below the Mortgage Interest Rate previously in effect.

Person:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during the Principal Prepayment Period, the amount, if any, by which one month’s interest at the related Mortgage Loan Remittance Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

Prepayment Penalty:  Any prepayment premium, penalty or charge collected by the Servicer with respect to a Mortgage Loan from a Mortgagor in connection with any Principal Prepayment pursuant to the terms of such Mortgage Loan.

Prime Rate:  The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal (Northeast edition).

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  The month preceding the month in which the related Remittance Date occurs.

Purchase Agreement:  The agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller.

Qualified Depository:  A depository the accounts of which are insured by the FDIC or is otherwise acceptable to the Rating Agencies.

Rating Agency:  Any of Fitch, Moody’s or Standard & Poor’s, or their respective successors designated by the Owner.

Reconstitution:  Either a Whole Loan Transfer or a Securitization Transfer.

Reconstitution Agreements:  As defined in Section 13.13 hereof.

Reconstitution Date:  As defined in Section 13.13 hereof.

Regulation AB: Regulation AB under the Securities Act and the Securities Exchange Act, as such regulation may be amended from time to time.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Provisions:  Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

Remittance Date:  With respect to each Mortgage Loan, the 18th day of any month, or if such 18th day is not a Business Day, the following Business Day.

REO Management Fee:  With respect to each REO Property being managed by the Servicer, that fee set forth in the applicable Commitment Letter.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Owner through foreclosure or by deed in lieu of foreclosure, as described in Section 2.15.

Repurchase Price:  With respect to any Mortgage Loan, a price equal to (i) the outstanding principal balance of the Mortgage Loan as of the date of repurchase plus (ii) interest on such outstanding principal balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed to the Owner to the date of repurchase, less (y) amounts received in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in connection with such Mortgage Loan plus (z) any costs and damages incurred by the related trust with respect to any securitization of the Mortgage Loan in connection with any violation by such Mortgage Loan of any predatory- or abusive-lending law.

RESPA:  Real Estate Settlement Procedures Act, as amended from time to time.

Securities Act: The federal Securities Act of 1933, as amended.

Securities Exchange Act: The federal Securities Exchange Act of 1934, as amended.

Securitization Transfer:  The sale or transfer of some or all of the Mortgage Loans to a trust or other entity as part of a publicly offered or privately placed, rated or unrated mortgage pass-through or other mortgage-backed securities transaction.

Seller: With respect to each Mortgage Loan, the Seller set forth in the related Purchase Agreement.

Servicer:  Countrywide Home Loans Servicing LP or any entity which services the Mortgage Loans pursuant to this Agreement or its successor in interest or any successor or assign to or designee of Servicer under this Agreement as herein provided.  Unless the context requires otherwise, all references to “Servicer” in this Agreement shall be deemed to include such Servicer’s successors in interest, assignees or designees.

Servicer Employees:  As defined in Section 2.12.

Servicer Information: As defined in Section 13.13.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred (regardless if any such advance is not, in the reasonable determination of the Servicer, a Nonrecoverable Servicing Advance when made but, thereafter, becomes a Nonrecoverable Servicing Advance) in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property or REO Property, (b) any fees relating to any enforcement or judicial proceedings, excluding foreclosures, (c) any appraisals, valuations, broker price opinions, inspections, or environmental assessments, (d) foreclosure actions per FNMA attorney fees and costs guidelines, (e) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (f) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and (g) executing and recording instruments of satisfaction, deeds of reconveyance.

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, which as of the date hereof consists of the following:

(A)

General servicing considerations.

(1)

Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

(2)

If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.

(3)

Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loan are maintained.

(4)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

(B)

Cash collection and administration.

(1)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days of receipt.

(2)

Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

(3)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

(4)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

(5)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

(6)

Unissued checks are safeguarded so as to prevent unauthorized access.

(7)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

(C)

Investor remittances and reporting.

(1)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

(2)

Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

(3)

Disbursements made to an investor are posted within two business days to the Servicer’s investor records.

(4)

Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

(D)

Mortgage loan administration.

(1)

Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.

(2)

Mortgage Loans and related documents are safeguarded as required by the transaction agreements.

(3)

Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

(4)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

(5)

The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.

(6)

Changes with respect to the terms or status of an obligor’s mortgage loan (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related mortgage loan documents.

(7)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

(8)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

(9)

Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.

(10)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loan, or such other number of days specified in the transaction agreements.

(11)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

(12)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not

(13)

charged to the obligor, unless the late payment was due to the obligor’s error or omission.

(14)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer.

(15)

Delinquencies, charge-offs and uncollectable accounts are recognized and recorded in accordance with the transaction agreements.

(16)

Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Servicing Fee:  With respect to each Mortgage Loan and any Remittance Date, an amount equal to the product of (i) one-twelfth of the Servicing Fee Rate, and (ii) the Stated Principal Balance of such Mortgage Loan as of the first day of the calendar month preceding the month in which such Distribution Date occurs.  Such fee shall be payable monthly and shall be pro rated for any portion of a month during which the Mortgage Loan is serviced by the Servicer under this Agreement.  With respect to each Mortgage Loan, the Servicer shall be entitled to receive accrued and unpaid Servicing Fees upon disposition of any related REO Property or the date on which the Mortgage Loan is no longer serviced by Servicer.  The Servicer shall be entitled to the Servicing Fee applicable to foreclosures through and including the month following the filing of the claim.

Servicing Fee Rate: With respect to each Mortgage Loan, the servicing fee rate set forth in the applicable Commitment Letter.

Servicing File:  With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals, if provided, or copies of all documents in the Mortgage File which are not delivered to the Owner, its designee or the Custodian and copies of the Mortgage Loan Documents.

Servicing Officer:  Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

Servicing Rights:  Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Servicer for servicing the Mortgage Loans; (c) any Ancillary Income with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Servicer thereunder; (e) any and all rights to and in the Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Servicer with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

Special Deposit Account:  An account which the Owner and Servicer agree shall be a special deposit account for the benefit of the related Owner under applicable law.

Standard & Poor’s:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies Inc., and any successor thereto.

Stated Principal Balance:  As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

Tax Service Contract:  A life-of-loan tax service contract maintained for the Mortgaged Property with a tax service provider for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

Transfer Date:  With respect to a Mortgage Loan, the date on which the physical servicing of the Mortgage Loans is transferred from the Servicer pursuant to this Agreement to a successor servicer.

Underwriting Guidelines:  The underwriting guidelines of the Originator, as identified or specified in the related Purchase Agreement.

Whole Loan Transfer:  The sale or transfer by Owner of some or all of the Mortgage Loans in a whole loan or participation format (including, without limitation, a Fannie Mae Transfer or Freddie Mac Transfer).

ARTICLE II

SERVICING

Section 2.01

Servicer to Act as Servicer.

With respect to the Mortgage Loans in each Mortgage Loan Package, from and after the date set forth in the applicable Commitment Letter, the Servicer, as an independent contractor, shall service and administer the Mortgage Loans, pursuant to the terms of this Agreement, under the Servicer’s name on a scheduled/scheduled basis, and shall have full power and authority to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.  The Servicer shall acknowledge by email to the Owner its receipt of each Mortgage Loan Schedule and the Servicer’s assumption of the servicing responsibilities with respect to the related Mortgage Loan Package; provided, that each Mortgaged Loan Package will become subject to this Agreement only upon the execution and delivery of the Commitment Letter by both the Owner and the Servicer.

The Servicer shall provide the Owner with a description of its modification plan types.  The Servicer shall not enter into any modification plan which is not a modification plan type approved by the Owner.

Unless provided herein, Owner shall delegate authority to the Servicer to carry out its servicing and administration duties without obtaining Owner’s prior written approval.  Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (except for (A) a reduction of interest payments resulting from the application of the Servicemembers’ Civil Relief Act or any similar state laws, or (B) as provided in the following paragraph, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) or (ii) except as provided in the following paragraph, waive any Prepayment Penalty.

Consistent with the terms of this Agreement and Accepted Servicing Practices, the Servicer may (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below.  In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 3.04 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, provided that the Servicer shall not be required to make any such advances that are Nonrecoverable Advances.  Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in this Agreement and Accepted Servicing Practices, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest, extend the final maturity date of such Mortgage Loan or waive, in whole or in part, a Prepayment Penalty), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as “forbearance”); provided, however, that the terms of any Mortgage Loan may only be waived, modified, varied or forgiven once without the consent of the Owner while the Mortgage Loan remains outstanding.  The Servicer’s analysis supporting any forbearance and the conclusion that any forbearance meets the standards of this section shall be reflected in writing in the Servicing File.  The Servicer is hereby authorized and empowered to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  If reasonably required by the Servicer, the Owner shall furnish the Servicer with a fully executed Power of Attorney and other documents necessary or appropriate to enable Servicer to carry out its servicing and administrative duties under this Agreement.  Servicer may request the consent of Owner in writing by certified mail, overnight courier or such other means as may be agreed to by the parties to a course of action that Servicer proposes to take under this Agreement.  Unless Owner shall give written notice to Servicer that it objects to any recommended course of action within ten (10) Business Days immediately following the day on which Owner received Servicer’s written consent request (together with its recommended course of action and relevant supporting documentation), Owner shall be deemed to have consented to such recommended course of action, and Servicer may take the action recommended to Owner, unless Servicer determines, in its reasonable discretion, that such action is no longer prudent or applicable and the Servicer notifies the Owner of such decision not to act.  In the event that Owner shall object to Servicer’s recommended course of action, Servicer shall take such action as is required by Owner, and Servicer shall have no liability therefor if it is not negligent in performing such action.  Further, to the extent Servicer has provided Owner with reasonably timely notice, Owner shall indemnify and hold harmless Servicer from and against any penalty, fine or damages that may result from Owner’s decision to wait for any period of time up to ten (10) Business Days before providing Servicer with direction as to the course of action to be taken as permitted in the second immediately preceding sentence.  In addition, notwithstanding the foregoing, the Servicer may also waive, in whole or in part, a Prepayment Penalty if such Prepayment Penalty is (i) not permitted to be collected by applicable law, or (ii) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditor’s rights or (2) due to acceleration in connection with a foreclosure or other involuntary payment.  If a Prepayment Penalty is waived other than as permitted above, then the Servicer is required to deposit the amount of such waived Prepayment Penalty into the Custodial Account together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account; provided, however, that the Servicer shall not have an obligation to pay the amount of any uncollected Prepayment Penalty if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Mortgage Loan Schedule in effect at such time.  In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, where such procedures do not conflict with the requirements of this Agreement, and the Owner’s reliance on the Servicer.  In addition, the Servicer shall retain adequate personnel to effect such servicing and administration of the Mortgage Loans.

The Owner may sell and transfer, in whole or in part, some or all of the Mortgage Loans at any time and from time to time (including, without limitation, in connection with a Securitization Transfer).  Upon any such sale, the Servicer shall execute and deliver an Assignment, Assumption and Recognition Agreement; provided, that the Servicer shall not be obligated to recognize the transferee of such Mortgage Loans as the assignee of the rights of the Owner hereunder with respect to such Mortgage Loans unless such transferee executes and delivers such Assignment, Assumption and Recognition Agreement.  Upon such execution, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by such transferee. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Owner with respect to the transferred Mortgage Loans, except as otherwise set forth in the Assignment, Assumption and Recognition Agreement, and the Owner shall be released from its obligations hereunder accruing on and after the date of such transfer, but shall remain liable for any obligations hereunder accruing prior to the date of such transfer. Notwithstanding the foregoing, there shall not be more than three Owners of the Mortgage Loans with respect to any particular Mortgage Loan Package inclusive of the Mortgage Loans included in a Securitization Transfer.

The Servicer shall notify MERS of the ownership interest of Owner in each MOM Loan through the MORNET system or MIDANET system, as applicable, or any other comparable system acceptable to MERS.  At any time during the term of this Agreement, Owner may direct Servicer to cause any MOM Loan to be deactivated from the MERS System.

The Servicing File maintained by the Servicer pursuant to this Agreement shall be appropriately marked and identified in the Servicer’s computer system to clearly reflect the ownership of the related Mortgage Loan by the Owner.  The Servicer shall release from its custody the contents of any Servicing File maintained by it only in accordance with this Agreement.

The Servicer shall be responsible for the actions of any vendors which the Servicer utilizes to carry out its obligations hereunder and any fees paid to such vendors shall be paid by the Servicer from its own funds.

Section 2.02

Liquidation of Mortgage Loans.

In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 2.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as the Servicer shall determine reasonably to be in the best interest of the Owner in accordance with Accepted Servicing Practices.  In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 2.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period (or such other period as is required by law in the jurisdiction where the related Mortgaged Property is located) or earlier as determined by the Servicer, the Servicer shall cause a Foreclosure Commencement in accordance with Accepted Servicing Practices.  In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Owner after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 2.05) or through Insurance Proceeds (respecting which it shall have similar priority).  Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder if such Servicing Advance would, if made, constitute a Nonrecoverable Advance.  The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance would constitute a Nonrecoverable Advance shall be evidenced by an Officers’ Certificate of the Servicer, delivered to the Owner which details the reasons for such determination.

The Servicer acknowledges and agrees that it shall take and initiate any legal actions with respect to any Mortgage Loans and REO Properties, including, without limitation, any foreclosure actions, acceptance of deeds-in-lieu of foreclosure, and any collection actions with respect to any Mortgage Loans or REO Properties on behalf of the Owner, but only in the name of the Servicer or its nominee and without reference to the Owner.  Except as otherwise required by law or with the consent of the Owner, under no circumstances shall any such action be taken in the name of, or with any reference to, the Owner.  The Servicer shall provide prior written notice to the Owner if the Servicer is required by applicable law to take any legal actions with respect to the Mortgage Loan or REO Properties in the name of, or with reference to, the Owner.

Notwithstanding the foregoing, all actions must be approved by the Owner relating to any Mortgaged Property that is determined to be contaminated by hazardous or toxic substances or wastes.

With respect to any HOEPA Loan which is in default, but prior to the commencement of any loss mitigation procedures or foreclosure proceedings if a Loan is known to be a HOEPA Loan at time of commencement of such proceedings, the Servicer shall (A) review the related Mortgage File to determine whether or not the Mortgage File contains the disclosure documents required by HOEPA, whether or not such documents were executed by the related Mortgagor(s), and whether or not such documents were executed three or more days in advance of closing and (B) inform the Owner if such timely and executed disclosure documents are not in the Mortgage File.

Further, prior to the commencement of any loss mitigation procedures with respect to a HOEPA Loan, the Servicer shall notify those servicing personnel involved in loss mitigation related to the Mortgage Loan as to whether or not any such disclosure documentation is defective or missing.

In addition, once the Servicer determines to commence a foreclosure proceeding with respect to a HOEPA Loan, but prior to such commencement, the Servicer and its outside counsel shall review the  Mortgage File to determine whether or not the requirements of HOEPA shall have been satisfied in connection with the origination, underwriting, servicing and sale of such HOEPA Loan, including whether or not required and accurate disclosures were made to and acknowledged by the related Mortgagor(s).  Finally, the Servicer shall notify the Owner within 3 Business Days of receipt of notice by the Servicer’s proper servicing department if at any time the Mortgagor asserts a claim or defense based on HOEPA, whether in a written notice, as a defense to a foreclosure proceeding, or otherwise.

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector the Servicer shall cause the Mortgaged Property to be so inspected.  Upon completion of the inspection, the Servicer shall promptly provide the Owner with a written report of the environmental inspection.

After reviewing the environmental inspection report, the Owner shall determine how the Servicer shall proceed with respect to the Mortgaged Property.  In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Owner directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 2.05 hereof.  In the event the Owner directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 2.05 hereof.

Section 2.03

Collection of Mortgage Loan Payments.

The Servicer shall proceed diligently to collect all payments due under each of the related Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments, to the extent applicable, and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.  Notwithstanding anything herein to the contrary, Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, PMI Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if in its reasonable judgment it believes that it will be unable to enforce the provision of the Mortgage or other instrument pursuant to which payment is required.

Section 2.04

Establishment of and Deposits to Custodial Account.

The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish one or more Custodial Accounts, in the form of time deposit or demand accounts, titled “Countywide Home Loans Servicing LP, in trust for [Name of Owner]”.  The Custodial Account shall be established with a Qualified Depository acceptable to the Owner as a Special Deposit Account.  Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted by the FDIC and as otherwise acceptable to the Rating Agencies and any amounts therein may be invested in Eligible Investments.  The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 2 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 3 hereto, in the case of an account held by a depository other than the Servicer.  A copy of such certification or letter agreement shall be furnished to the Owner and, upon request, to any subsequent Owner.

The Servicer shall deposit in the Custodial Account on or prior to the second Business Day following receipt thereof, and retain therein, the following collections received by the Servicer and payments made by the Servicer pursuant to this Agreement:

(i)

all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(ii)

all payments on account of interest on the Mortgage adjusted to the Mortgage Loan Remittance Rate;

(iii)

all Liquidation Proceeds and any amount received with respect to REO Property;

(iv)

all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.14), and Section 2.11;

(v)

all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.14;

(vi)

any amount required to be deposited in the Custodial Account pursuant to Section 2.15, 3.01, or 4.02;

(vii)

any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to the related Purchase Agreement;

(viii)  with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution.  Such deposit shall be made from the Servicer’s own funds, without any right of reimbursement therefor up to a maximum amount per month of one-half of the Servicing Fee actually received for such month for the Mortgage Loans;

(ix)

any Prepayment Penalties received with respect to any Mortgage Loan; and

(x)

any amounts required to be deposited by the Servicer pursuant to Section 2.11 in connection with the deductible clause in any blanket hazard insurance policy.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, unless otherwise provided herein, payments in the nature of Ancillary Income need not be deposited by the Servicer into the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer may retain any such interest.

With respect to any Mortgage Loan subject to a Securitization Transfer, the Servicer shall establish a separate custodial account for the related securitization and deposit all amounts that have been or are subsequently received with respect to such Mortgage Loan  into the custodial account created for the securitization on the date of the Securitization Transfer, or as soon as possible thereafter (but not to exceed 48 hours after such date).

Section 2.05

Permitted Withdrawals From Custodial Account.

Subject to Section 3.01, the Servicer shall be entitled to withdraw funds from the Custodial Account for the following purposes:

(i)

to make payments to the Owner in the amounts and in the manner provided Section 3.01;

(ii)

to reimburse itself for Monthly Advances of the Servicer’s funds made pursuant to Section 3.04, the Servicer’s right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan (including without limitation, late recoveries of payments from the Mortgagor, Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan to the extent collected) which represent late payments of principal and/or interest respecting which any such advance was made; it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Owner;

(iii)

to pay itself the Servicing Fee from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loan (to the extent the Servicer has not retained the Servicing Fee);

(iv)

to reimburse itself for unreimbursed Servicing Advances (except to the extent reimbursed pursuant to Section 2.07), any accrued but unpaid Servicing Fees, Other Fees and for unreimbursed advances of Servicer funds made pursuant to Section 2.15, the Servicer’s right to reimburse itself pursuant to this subclause (iv) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Owner;

(v)

following the liquidation of a Mortgage Loan, to reimburse itself for (a) any unpaid Servicing Fees to the extent not recoverable from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loan under Section 2.05(iii) and (b) any unreimbursed Nonrecoverable Advances made by the Servicer in accordance with this Agreement;

(vi)

to invest funds in Eligible Investments in accordance with Section 2.09;

(vii)

to withdraw funds deposited in the Custodial Account in error;

(viii)to pay to itself any interest earned on funds deposited in the Custodial Account (all such interest to be withdrawn monthly not later than each Remittance Date); and

(ix)

to clear and terminate the Custodial Account upon the termination of this Agreement.

Section 2.06

Establishment of and Deposits to Escrow Account.

  The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled “Countrywide Home Loans Servicing LP, in trust for [Name of Owner] and various Mortgagors”.  The Escrow Account shall be established with a Qualified Depository as a Special Deposit Account, in a manner which shall provide maximum available insurance by the FDIC and as otherwise acceptable to the Rating Agencies.  Funds deposited in the Escrow Accounts may be drawn on by the Servicer in accordance with Section 2.07.  The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit 4 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 5 hereto, in the case of an account held by a depository other than the Servicer.  A copy of such certification shall be furnished to the Owner and, upon request, to any subsequent Owner.

The Servicer shall deposit in the Escrow Account or Accounts on or prior to the second Business Day following receipt thereof, and retain therein:

(i)

all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;  and

(ii)

all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 2.07.  Any interest paid on funds deposited in the Escrow Account by the depository institution shall accrue to the benefit of the Servicer, other than interest on escrowed funds required by law to be paid to the Mortgagor.  To the extent required by law, the Servicer shall be responsible to pay from its own funds interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 2.07

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)

to reimburse the Servicer for any Servicing Advance made by the Servicer pursuant to Section 2.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)

to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or applicable federal or state law or judicial or administrative ruling;

(iv)

for transfer to the Custodial Account in accordance with the terms of the related Mortgage and Mortgage Note;

(v)

for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 2.14;

(vi)

to pay the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii)

to reimburse itself for any amounts deposited in the Escrow Account in error; and

(viii)to clear and terminate the Escrow Account on the termination of this Agreement.

Section 2.08

Payment of Taxes, Insurance and Other Charges.

With respect to each Mortgage Loan that provides for Escrow Payments, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.

To the extent that any Mortgage Loan does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor.  With respect to each Mortgage Loan, subject to Accepted Servicing Practices, the Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances from its own funds to effect such payments within the time period required to avoid the loss of the related Mortgaged Property by foreclosure from a tax or other lien.  Notwithstanding the foregoing, if the Servicer reasonably determines that such Servicing Advance would be a Nonrecoverable Advance, the Servicer shall have no obligation to make such Servicing Advance.  If Servicer fails to make a Servicing Advance with respect to any payment prior to the date on which any late payment penalties or costs related to protecting the lien accrue, the Servicer shall pay any such penalties or costs within the time period required to avoid the loss of the related Mortgaged Property by foreclosure from a tax or other lien; provided, however, that if the Servicer reasonably determines that such Servicing Advance would be a Nonrecoverable Advance, the Servicer shall have no obligation to make such Servicing Advance.

Section 2.09

Protection of Accounts.

The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time.  Such transfer shall be made only upon notice to the Owner, which notice shall be provided prior to such transfer unless such transfer is due to an emergency.

The Servicer shall bear any expenses, losses or damages sustained by the Owner because the Custodial Account and/or Escrow Account are not demand deposit accounts.

Amounts on deposit in the Custodial Account or Escrow Account may at the option of the Servicer be invested in Eligible Investments.  Any such Eligible Investment shall mature no later than one day prior to the Remittance Date in each month; provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on the related Remittance Date.  Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Owner.  All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer.  Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized.  If, at any time, the amount on deposit in the Custodial Account or the Escrow Account exceeds the amount of the applicable FDIC insurance, such excess above the amount of the applicable FDIC insurance shall be invested in Eligible Investments.

Section 2.10

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer acceptable under the Fannie Mae Guides against loss by fire, hazards of extended coverage and such other hazards as are required to be insured pursuant to the Fannie Mae Guides, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan or (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

If required by the National Flood Insurance Act of 1968, as amended, each Mortgage Loan is, and shall continue to be, covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier acceptable under the Fannie Mae Guides in an amount representing coverage not less than the lesser of (i) the aggregate unpaid principal balance of the Mortgage Loan, (ii) maximum amount of insurance which is available under the National Flood Insurance Act of 1968, as amended (regardless of whether the area in which such Mortgaged Property is located is participating in such program), or (iii) the full replacement value of the improvements which are part of such Mortgaged Property.  If a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the National Flood Insurance Act of 1968, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor’s behalf.

If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner’s association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

The Servicer shall cause to be maintained on each Mortgaged Property such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

In the event that the Owner or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall in accordance with the Fannie Mae Guides make commercially reasonable efforts to communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor’s attention the desirability of protection of the Mortgaged Property.

All policies required hereunder shall name the Servicer and its successors and assigns as a mortgagee and loss payee and shall be endorsed with non contributory standard or New York mortgagee clauses which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable under the Fannie Mae Guides and are licensed to do business in the jurisdiction in which the Mortgaged Property is located.  The Servicer shall determine that such policies provide sufficient risk coverage and amounts as required pursuant to the Fannie Mae Guides, that they insure the property owner, and that they properly describe the property address.  The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date; provided, however, that in the event that no such notice is furnished by the Servicer, the Servicer shall ensure that replacement insurance policies are in place in the required coverages and the Servicer shall be solely liable for any losses in the event coverage is not provided.

Pursuant to Section 2.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Servicer’s normal servicing procedures as specified in Section 2.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.

Section 2.11

Maintenance of Mortgage Impairment Insurance.

In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 2.10 and otherwise complies with all other requirements of Section 2.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.10.  Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.  Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 2.10, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer’s funds, without reimbursement therefor.  Upon request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Owner.

Section 2.12

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (“Servicer Employees”).  Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees.  Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 2.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgage-Backed Securities Selling and Servicing Guide.  Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such Fidelity Bond and Errors and Omissions Insurance Policy.

Section 2.13

Inspections.

The Servicer shall inspect the Mortgaged Property as often as is deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved.  In addition, if any Mortgage Loan is more than 90 days delinquent, the Servicer shall promptly inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices; provided further that if the Servicer determines that any Mortgaged Property is vacant, the Servicer shall promptly inspect to the Mortgaged Property and should conduct subsequent inspections every 30 days.  The Servicer shall document on its servicing system each such inspection.  The costs of such inspections shall be treated as Servicing Advances for which the Servicer shall be entitled to full reimbursement for in accordance with Section 2.05(iii).

Section 2.14

Restoration of Mortgaged Property.

The Servicer need not obtain the approval of the Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices and the terms of this Agreement.  At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)

the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)

the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens;

(iii)

the Servicer shall verify that the Mortgage Loan is not in default; and

(iv)

pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

Section 2.15

Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer on behalf of the Owner and without reference to the Owner except as otherwise required by law.  The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

The Servicer shall manage, conserve, protect and operate each REO Property for the Owner solely for the purpose of its prompt disposition and sale.  In consideration therefor, the Owner shall pay the Servicer the REO Management Fee per month as set forth in the applicable Commitment Letter.  The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Owner in accordance with Accepted Servicing Practices.  The Servicer shall provide the Owner on a monthly basis a report on the status of each REO Property.

In consideration therefor, the Owner shall pay the Servicer the REO Management Fee per month as set forth in the applicable Commitment Letter.

The Servicer shall use commercially reasonable efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property.  If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property.

The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance in the amount required in Section 2.10 hereof.

The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner in accordance with Accepted Servicing Practices.  The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account pursuant to the terms of this Agreement but not later than the second Business Day following receipt thereof.  As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees made pursuant to this Section.

With respect to each REO Property, the Servicer shall hold all funds collected and received in connection with the operation of the REO Property in the Custodial Account.  The Servicer shall cause to be deposited on or prior to the second Business Day following the receipt thereof in each Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property.

Section 2.16

Permitted Withdrawals with Respect to REO Property.

The Servicer shall withdraw funds on deposit in the Custodial Account with respect to each related REO Property necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.10 and the fees of any managing agent acting on behalf of the Servicer.  The Servicer shall make monthly distributions on each Remittance Date to the Owner of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in Section 2.15 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 2.17

Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 2.19, the Servicer shall furnish to the Owner on or before the 5th Business Day of each month a report with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.  That statement shall be accompanied by such other information available to the Servicer as the Owner shall reasonably request.

Section 2.18

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property.

Section 2.19

Reports of Foreclosures and Abandonments of Mortgaged Property.

Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

Section 2.20

Notification of Adjustments.

With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments.  The Servicer shall promptly upon Owner’s reasonable written request, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Servicer, or the Owner that the Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused the Owner thereby.

Section 2.21

Recordation of Assignments of Mortgage.

Except in connection with Accepted Servicing Practices for defaulted Mortgage Loans, the Servicer shall not be responsible for the preparation or recording of the Assignments of Mortgage relating to the Mortgage Loans to the Owner, the securitization trustee or any other party; provided, however, that in the event the Servicer agrees to record any mortgage assignment, any expense, including the fees of third party service providers, incurred by the Servicer in connection with the preparation and recordation of Assignments of Mortgage shall be reimbursable by the Owner, or if not reimbursed by the Owner, as a Servicing Advance.  The Servicer shall not be liable for, and shall be indemnified by the Owner, against any losses, costs, penalties and damages incurred as a result of incorrect or incomplete, or untimely submission of, Assignments of Mortgage and applicable recording information.

Section 2.22

Additional Servicing Requirements.

The Servicer shall comply with the following additional requirements:

(a)

Get updated FICO scores quarterly for the entire portfolio at the Owner’s expense.

(b)

Apply all payments received from borrowers to principal and interest prior to any application of advances or fees.

(c)

Make staff available to participate in weekly calls to discuss loans in default including foreclosures, bankruptcy and REO Properties.

(d)

the additional requirements set forth in Exhibit 14 (in the case of subprime Mortgage Loans) and Exhibit 15.

Section 2.23

Credit Reporting.

The Servicer shall fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (or their respective successors) on a monthly basis and in accordance with applicable federal, state and local laws.

Section 2.24

[Reserved].

Section 2.25

Early Payment Default and Repurchase Obligations.

With respect to each Mortgage Loan, the Servicer agrees deliver to the Owner, on or prior to the fifth Business Day of each month, a report setting forth information with respect to (a) any Early Payment Default provisions or (b) any prepayments in full of the Mortgage Loan.

Section 2.26

Tax and Flood Service Contracts.

The Servicer, at Owner’s expense, shall cause each Mortgage Loan which is transferred to the Servicer for servicing to be covered by (a) a Tax Service Contract and (b) Flood Zone Service Contract.  Servicer shall place such Tax Service Contracts and Flood Service Contracts in place, and shall bill the Owner the fee associated with acquiring such contracts as set forth in the applicable Commitment Letter.

ARTICLE III

PAYMENTS TO OWNER

Section 3.01

Remittances.

On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Owner (a) all amounts deposited in the Custodial Account related to the Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 2.05), plus (b) all amounts, if any, which the Servicer is obligated to remit pursuant to Section 3.04, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 2.04(viii), and minus (d) any amount attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the following Remittance Date.

With respect to any funds remitted after the Business Day following the date on which such remittance was required to be made, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the Business Day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Section 3.02

Monthly Reports  to Owner.

Not later than each Remittance Date, the Servicer shall furnish to the Owner standard monthly reports as set forth on Exhibit 1 attached hereto in electronic medium mutually acceptable to the parties as of the related Determination Date.  Such monthly reports shall be in electronic format and include mortgage loan information electronically generated through Servicer’s loan administration servicing system including: (i) the actual balance as of the last day of the related Due Period; (ii) all Principal Prepayments applied to the Mortgagor’s account during the related Principal Prepayment Period (separately stating all related Prepayment Premiums); (iii) principal and interest collections received during the related Due Period; (iv) the amounts of the monthly collection that are to be remitted to Owner; (v) an identification of Mortgage Loans that are thirty (30), sixty (60) or ninety (90) days or more delinquent as of the end of the prior month with respect to Monthly Payments; Mortgage Loans that are in foreclosure or bankruptcy; and (vi) Mortgage Loans that have become REO Properties.  For all purposes of this Agreement, delinquency status shall be determined in accordance with standard ABS or RMBS methodology, as is appropriate, as determined by the Owner for the applicable Mortgage Loan type.

In addition, on or before March 15th of each calendar year, the Servicer shall furnish to each Person who was a Owner at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to the Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal income tax return as the Owner may reasonably request from time to time and which is reasonably available to the Servicer.

On the 5th Business Day of each month (the “Data Dictionary Delivery Date”), the Servicer shall deliver to the Owner by FTP an electronic data file incorporating the fields set forth in the on Exhibit 9 hereto (the “Data Dictionary”).

Section 3.03

Advances by Servicer.

Except as otherwise provided herein, the Servicer shall be entitled to first priority reimbursement pursuant to Section 2.05 for Servicing Advances and Monthly Advances from recoveries from the related Mortgagor or from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan.

Section 3.04

Principal and Interest Advances by Servicer.

On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent on the Business Day immediately preceding such Remittance Date or which were deferred pursuant to Section 4.01.  Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Owner required to be made on such Remittance Date.  The Servicer shall keep appropriate records of such amounts.  The Servicer’s obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, that the Servicer shall not be obligated to make Monthly Advances which the Servicer determines to be Nonrecoverable Advances.  The Servicer shall not be obligated to advance shortfalls of interest resulting from the application of the Servicemembers’ Civil Relief Act or any similar state laws.

Section 3.05

Charge off and Advance Analysis.

Once a month, the Servicer will analyze, utilizing its internal proprietary models, all first lien Mortgage Loans that are greater than 90 days delinquent (excluding those on a forbearance plan or court approved bankruptcy payment plan) to determine if any such Mortgage Loans should be charged off or if future Servicing Advances should be deemed to be Nonrecoverable Advances based on the projections of such proprietary models (the “Nonrecoverability Analysis”).  The Servicer will charge off Mortgage Loans and will not make Servicer Advances that are deemed to be Nonrecoverable Advances based on such Nonrecoverability Analysis; provided, however, that with respect to Mortgage Loans included in a Reconstitution, such actions are permitted under the related Reconstitution Agreement.

Upon reasonable prior request and without limitation on Sections 4.07 and 5.02 hereof), the Owner may during normal business hours review the Servicer’s policies and procedures related to the Nonrecoverability Analysis and may no more than twice a year perform an audit to determine whether the Servicer is taking actions consistent with the Nonrecoverability Analysis.  The Servicer agrees to make such reasonable changes to the Nonrecoverability Analysis as requested by the Owner; provided, however, that with respect to Mortgage Loans included in a Reconstitution, such changes are permitted under the related Reconstitution Agreement.

The Servicer shall retain the Nonrecoverability Analysis for a period of one year from the date such analysis was undertaken and shall make such analysis available upon request to the Owner during such period.

ARTICLE IV

GENERAL SERVICING PROCEDURES

Section 4.01

Transfers of Mortgaged Property.

The Servicer shall be required to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note.  When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so.

If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Servicer, shall, to the extent permitted by applicable law, enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guarantee insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.  If an assumption fee is collected by the Servicer for entering into an assumption agreement, such fee will be retained by the Servicer as additional servicing compensation.  In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall follow Accepted Servicing Practices and the underwriting practices and procedures of prudent mortgage lenders in  the respective states where the Mortgage Properties are located including but not limited to Servicer conducting a review of the credit and financial capacity of the individual receiving the property, and may approve the assumption if it believes the recipient is capable of assuming the mortgage obligations.  If the credit of the proposed transferee does not satisfy the relevant underwriting criteria and the transfer of ownership actually occurs, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 4.02

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Owner in the Monthly Remittance Advice as provided in Section 3.02, and may request the release of any Mortgage Loan Documents from the Owner in accordance with this Section 4.02 hereof.  The Servicer shall obtain discharge of the related Mortgage Loan as of record within any related time limit required by applicable law.

In connection with any instrument of satisfaction or deed of reconveyance, the Servicer shall be entitled to a reconveyance fee.  Such reconveyance fee shall only be reimbursable to Servicer by Owner to the extent the reconveyance fee is uncollectible from the Mortgagor based on the terms of the security instrument or in the Servicer’s reasonable opinion that such fee is not allowable by statute.

Servicer shall have no liability for third party delays (unless such third party is an affiliate of the Servicer) that may result in assessed penalties.  To the extent applicable, Servicer shall bill Owner for any reconveyance fees and recording fees uncollectible from the Mortgagor in connection with any instrument of satisfaction or deed of reconveyance.  Upon receipt of such request, the Owner or its designee shall within five (5) Business Days release or cause to be released the related Mortgage Loan Documents to Servicer and Servicer shall prepare and process any satisfaction or release.  If Owner or its designee or the Custodian does not release the related Mortgage Loan Documents to Servicer within five (5) Business Days of receipt of request to do so, Servicer may retain a third party to complete the reconveyance and charge Owner the actual cost of services provided by such third party.  Servicer shall have no liability for third party delays that may result in assessed penalties.

If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (or such lesser amount in connection with a discounted payoff accepted by the Servicer with respect to a defaulted Mortgage Loan) or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, upon written demand of the Owner, the Servicer shall purchase the related Mortgage Loan at an amount equal to (a) Repurchase Price, minus (b) any costs and damages incurred by the related trust with respect to any securitization of the Mortgage Loan in connection with any violation by such Mortgage Loan of any predatory- or abusive-lending law by deposit thereof in the Custodial Account within five (5) Business Days of receipt of such demand by the Owner if the Servicer is unable to demonstrate that it will be able to cause the amount of the unpaid indebtedness to be reinstated and secured under the related Mortgage.  The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 2.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 4.03

Servicing Compensation.

As consideration for servicing the Mortgage Loans hereunder, the Servicer shall be entitled to retain the applicable Servicing Fee from payments on the Mortgage Loans or to withdraw the applicable Servicing Fee with respect to each Mortgage Loan from the Custodial Account pursuant to Section 2.05.  The obligation of the Owner to pay, and the Servicer’s right to withdraw, the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 2.05. The Servicer shall be entitled to all accrued and unpaid Servicing Fees upon the termination of its servicing of the related Mortgage Loans.

Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Notwithstanding anything set forth in this section related to Ancillary Income, the Servicer shall not collect from the Mortgagor, pass through as an advance or as a liquidation expense any charges other than bona fide fees, which fees must be in compliance with local law.  Servicer can not add on a processing, or review fee or any additional fee, mark up or otherwise directly make a profit on or from services or activities rendered by a third party or affiliate (examples include but not limited to: letters and notices, force placed insurance, BPOs, appraisals, inspections, property preservation costs).  Servicer may collect any third party fees which are charged in accordance with Accepted Servicing Practices.

Section 4.04

Annual Statement as to Compliance.

So long as any Mortgage Loans are being serviced hereunder, or were serviced hereunder during the prior calendar year, the Servicer shall deliver to the Owner, (a) on or before March 15, 2006, and, if applicable, on the related Transfer Date an Officer’s Certificate, stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default and (b) on or before March 15th of each year beginning March 15, 2007, the servicer compliance statement required by Item 1123 of Regulation AB, which as of the date hereof requires a statement to the effect that (i) an authorized officer of the Servicer has reviewed (or a review has been made under its supervision) of the Servicer’s activities under this Agreement during the prior calendar year and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the period covered by the prior calendar year or, if there has been a failure to fulfill any such obligation in any material respect, a statement of such failure known to such officer and the nature and the status thereof.

Section 4.05

Annual Independent Public Accountants’ Servicing Report.

So long as any Mortgage Loans are being serviced hereunder, or were serviced hereunder during the prior calendar year, (a) on or before March 15, 2006, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owner to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and this Agreement and that such firm is of the opinion that the provisions of Article II and Article III have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Single Audit Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement and (b) on or before March 15th of each year beginning March 15, 2007 a report by a registered public accounting firm that attests to, and reports on, the assessment made by the Servicer pursuant to Section 4.10, as required by Rules 13a-18 and 15d-18 of the Securities Exchange Act, which attestation shall be in accordance with Rule 1-02(a)(3) and Rule 2-02(g) of Regulation S-X under the Securities Act and the Securities Exchange Act.

Section 4.06

Sarbanes-Oxley Certification.

With respect to any Mortgage Loans sold in a Securitization Transfer in which the Servicer is a servicer, the Servicer agrees that on or before March 15th of each year beginning March 15, 2005, the Servicer shall deliver to the depositor, the master servicer (if any) and the trustee for the securitization trust created in the Securitization Transfer, and their officers, directors and affiliates, a certification in the form attached as Exhibit 12 hereto, executed by the senior officer in charge of servicing at the Servicer for use in connection with any Form 10-K to be filed with the Securities and Exchange Commission with respect to the securitization trust.  The Servicer shall indemnify and hold harmless the depositor in the Securitization Transfer, the master servicer (if any), and the trustee, and their respective officers, directors and Affiliates, from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Servicer’s obligations under this paragraph or any material misstatement or omission, negligence, bad faith or willful misconduct of the Servicer in connection therewith.  If the indemnification provided for in the preceding sentence is unavailable or insufficient to hold harmless any indemnified party, then the Servicer agrees that it shall contribute to the amount paid or payable by  such indemnified party as a result of the losses, claims, damages or liabilities of such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party, on the one hand, and the Servicer, on the other, in connection with a breach of the Servicer’s obligations under this paragraph or any material misstatement or omission, negligence, bad faith or willful misconduct of the Servicer in connection therewith.

Section 4.07

Right to Examine Servicer Records.

The Owner shall have the right during the term of this Agreement to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during normal business hours or as otherwise acceptable to the Servicer, upon reasonable advance notice and at the sole cost and expense of the Owner; provided, however, that unless otherwise required by law, the Servicer shall not be required to provide access to such information if the provision thereof would violate any law or legal obligation of the Servicer including the legal right to privacy of any Mortgagor.

Section 4.08

Compliance with Gramm-Leach-Bliley Act of 1999.

With respect to each Mortgage Loan and the related Mortgagor, the Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations and guidelines promulgated thereunder, and the Servicer shall provide all notices required thereunder using the notice language supplied by the Owner.

Section 4.09

On-Line Access.

The Servicer shall permit the Owner as owner of the servicing rights, internet access to certain computer screens in the Servicer’s loan administration computer system which contain Mortgage Loan information.  The Servicer shall update such Mortgage Loan information on a “real time” basis.  The Servicer shall provide the Owner with access to the system, as well as the tools to create and administer log-in identifications and passwords for each of its authorized users.  In accessing the Servicer’s computerized loan administration system, the Owner agrees that it will: (i) only log-in with the identification assigned by the Servicer; (ii) correctly and completely log-off the system immediately upon completion of each session of service; (iii) not allow any unauthorized employee or agent of the Owner to use the assigned log-in identification or improperly access the Servicer’s computer system; (iv) keep the assigned log-in identification and all other information enabling such access strictly confidential; (v) not access, or attempt to access any Servicer systems or data other than that which is specifically authorized; (vi) not intentionally spread viruses or other malicious computer codes to the Servicer’s computer systems; (vii) not copy or infringe upon any content contained on the Servicer’s loan administration computer system; (viii) designate in writing an administrator (an “Owner Administrator”) who shall review on an annual basis the list of employees or agents of the Owner who have been authorized to access the Servicer’s loan administration computer system and assigned log-in identifications and passwords (each an “Authorized User”); (ix) require the Owner Administrator in conducting its review to ensure that each Authorized User is currently an employee or agent of the Owner and whose employment or function as agent of the Owner requires the Authorized User to have continued access to the Servicer’s loan administration computer system; (x) require the Owner Administrator to remove from the list of Authorized Users, and deny access to, any individual who is not currently an employee or agent of the Owner or whose employment or function as agent no longer requires such employee or agent of the Owner to remain an Authorized User and to have access to the Servicer’s loan administration computer system, and (xi) deliver to the Servicer on or before the end of the month following each anniversary of the date of execution of this Agreement, beginning on the first such anniversary following the execution of this Agreement, a notice stating that the Owner Administrator has conducted the review of the list of Authorized Users required by clause (viii) above, and has updated the list of Authorized Users as required by clause (ix) above.

The Servicer shall have no liability to the Owner in the event that access to the Servicer’s loan administration system becomes limited or otherwise unavailable during periods of heavy use, upgrades, maintenance to address security concerns or otherwise.  The Servicer shall ensure any periods of unavailability are limited as much as possible in frequency and amount of time.

Section 4.10

Assessment of Servicing Compliance.

The Servicer shall deliver to the Owner or its designee on or before March 15th of each year beginning March 15, 2007 a report reasonably satisfactory to the Owner regarding its assessment of compliance with Servicing Criteria as required by Rules 13a-18 and 15d-18 of the Securities Exchange Act and Item 1122 of Regulation AB, which as of the date hereof require a report by an authorized officer of the Servicer that contains the following:

(a)

A statement by such officer of its responsibility of assessing the Servicing Criteria applicable to the Servicer;

(b)

A statement by such officer that it used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to the Servicer;

(c)

A statement by such officer of the Servicer’s compliance with the applicable Servicing Criteria as of the immediately preceding December 31 and for the period covered by the preceding calendar year and disclosure of any material instance of noncompliance with respect thereto;

(d)

A statement that a registered public accounting firm has issued an attestation report on the Servicer’s compliance with the applicable Servicing Criteria as of the immediately preceding December 31, and for the period covered by the preceding calendar year; and

(e)

A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer (which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer that are backed by the same asset type as the Mortgage Loans).

Section 4.11

Subservicing.

The Servicer shall not hire or otherwise utilize a subservicer hereunder without the prior written consent of the Owner and its designee. Any such subservicer must agree in writing to comply with Sections 4.04, 4.05, 4.10  and 4.11.

ARTICLE V

SERVICER TO COOPERATE

Section 5.01

Provision of Information.

During the term of this Agreement, the Servicer shall furnish to the Owner all reports required hereunder, and such other periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Owner or the purposes of this Agreement to the extent such reports or information are readily accessible to the Servicer without undue expense.  All such reports or information shall be provided by and in accordance with all reasonable instructions and directions which the Owner may give and to the extent the Servicer incurs any material cost or expense related to this Section 5.01 not otherwise required to be incurred pursuant to this Agreement, such expense shall be at the sole cost and expense of the Owner.

The Servicer shall execute and deliver all such instruments and take all such action as the Owner may reasonably request from time to time to the extent such action is in accordance with Accepted Servicing Practices, in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 5.02

Financial Statements; Servicing Facilities.

In connection with marketing the Mortgage Loans or a proposed Reconstitution, the Owner shall make available to a prospective purchaser audited financial statements of the consolidated group that includes the Servicer for the most recently completed three fiscal years for which such statements are available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years for which such statements are available covered by any Consolidated Statement of Operations.  The Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the corporate group that includes the Servicer (and are available upon request to the public at large).  The Servicer shall furnish to the Owner or a prospective purchaser copies of the statements specified above.

The Servicer shall make available to the Owner or any prospective purchaser a knowledgeable representative for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the corporate group that includes the Servicer, and to permit any prospective purchaser (upon reasonable notice) to inspect the Servicer’s servicing facilities (no more than 12 times per year unless mutually agreed to between the parties) for the purpose of satisfying such prospective purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement provided that such access is necessary, reasonable, or appropriate with respect to the Owner or the purposes of this Agreement to the extent such access or information are readily accessible to the Servicer without undue expense.

ARTICLE VI

TERMINATION

Section 6.01

Termination.

(a)

This Agreement shall terminate upon the earlier of: (i) the termination of the Servicer pursuant to this Section 6.01, 8.03 or 11.01, (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; (iii) mutual consent of the Servicer and the Owner in writing; or (iv) one year from the date hereof, unless mutually extended by the Owner and the Servicer before the end of such one year period; provided, however, that this Agreement shall not be terminable pursuant to this clause (iv) with respect to any Mortgage Loans that have been subject to a Securitization Transfer.

(b)

With respect to any Mortgage Loans serviced by Servicer for more than one year that have been subject to a Securitization Transfer, Servicer shall be entitled to a market Servicing Fee Rate for mortgage loans similar to the Mortgage Loans, but not in excess of the servicing fee rate as set forth or described in the pooling & servicing agreement, trust agreement, assignment agreement or other similar document for such Securitization Transfer.

(c)

The Owner may terminate, at its sole option, any rights the Servicer may have hereunder, without cause.  Any such notice of termination shall be in writing and delivered to the Servicer by registered mail at least 30 days prior to the effective date of termination.  The Owner shall have the right to receive and retain any proceeds upon the subsequent sale of the Servicing Rights to any successor servicer. In the event the Owner terminates the Servicer without cause with respect to some or all of the Mortgage Loans, with respect to each such  Mortgage Loan the Owner shall be required to pay the Servicer any termination fee set forth in the applicable Commitment Letter. In addition, with respect to each Mortgage Loan released from servicing, the Servicer shall be entitled to any accrued and unpaid Servicing Fee, any outstanding and unreimbursed Servicing Advances and Monthly Advances, and any accrued and unpaid Ancillary Income.

(d)

Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 120 days or more (a “Delinquent Mortgage Loan”) or (ii) a Mortgage Loan becomes an REO Property, the Owner may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property upon 30 days’ written notice to the Servicer, provided, however, upon such transfer and assignment which shall be in accordance with all applicable laws, the Owner shall reimburse the Servicer for its Servicing Fee, any outstanding and unreimbursed Servicing Advances, and any other outstanding, unreimbursed fees and costs of the Servicer with respect to such Delinquent Mortgage Loan or REO Property.

(e)

In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (provided, that the Servicer shall have no obligations to service the Mortgage Loan after the date which is 180 days from the date of such termination) with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  Following any such termination, the Owner shall act diligently to retain a successor servicer.  The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed by the Owner.  Notwithstanding anything to the contrary contained herein, in no event shall a termination of this Agreement or the Servicer hereunder terminate any indemnification obligations of the Servicer, which obligations shall survive any such termination.

Section 6.02

Transfer of Servicing.

On the Transfer Date or upon any termination of the Servicer as Servicer pursuant to Section 6.01, the Owner, or its designee, shall assume all servicing responsibilities related to, and the Servicer shall cease all servicing responsibilities related to the Mortgage Loans.

On or prior to the related Transfer Date, the Servicer shall, at its sole cost and expense, take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the Successor Servicer, including but not limited to the following:

(a)

Notice to Mortgagors.  The Servicer shall mail to the Mortgagor of each related Mortgage Loan a letter advising such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Owner, or its designee, in accordance with RESPA; provided, however, such letters shall be substantially in the form attached hereto as Exhibit 14.

(b)

Mortgage Loans in Foreclosure.  The servicing with respect to Mortgage Loans in foreclosure on or before the related Transfer Date shall not be transferred from the Servicer to the Owner or the successor servicer, as the case may be, and such Mortgage Loans shall continue to be serviced by the Servicer pursuant to the terms of this Agreement.  However, if the Owner so elects, the Owner may waive the provisions of this paragraph (a) and accept transfer of servicing of such Mortgage Loans and all amounts received by the Servicer thereunder.

(c)

Servicing Advances.  Subject to the limitations set forth in the definition of “Nonrecoverable Advances”, the Servicer shall be entitled to be reimbursed for all unreimbursed Servicing Advances and any other advances made by the Servicer pursuant to this Agreement with respect to any Mortgage Loan on the related Transfer Date, but only if the servicer after the related Transfer Date is not the Servicer or an affiliate.  In addition, the Owner shall cause the Servicer to be reimbursed for any accrued and unpaid Servicing Fees, Other Fees and for any trailing expenses representing Servicing Advances for which invoices are received by the Servicer after the Transfer Date; provided, that the Owner shall not be liable for any amounts pursuant to this paragraph unless the Servicer has requested reimbursement and delivered appropriate evidence of such reimbursable expense.  The Owner shall cause the Servicer to be reimbursed for such trailing expenses within ten (10) Business Days of receipt of such documentation.

(d)

Notice to Taxing Authorities and Insurance Companies.  The Servicer shall transmit to the applicable taxing authorities and insurance companies (including primary mortgage insurance policy insurers, if applicable) and/or agents, notification of the transfer of the servicing to the Owner, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Owner from and after the related Transfer Date.

(e)

Delivery of Servicing Records.  The Servicer shall forward to the Owner, or its designee, all servicing records and the Servicing File in the Servicer’s possession relating to each related Mortgage Loan.

(f)

Escrow Payments.  The Servicer shall provide the Owner, or its designee, with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the related Mortgage Loans.  The Servicer shall also provide the Owner with an accounting statement of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Owner to reconcile the amount of such payment with the accounts of the Mortgage Loans.  Additionally, the Servicer shall wire transfer to the Owner the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Servicer.

(g)

Payoffs and Assumptions.  The Servicer shall provide to the Owner, or its designee, copies of all assumption and payoff statements generated by the Seller or the Servicer on the related Mortgage Loans from the related Cut-off Date to the related Transfer Date.

(h)

Mortgage Payments Received Prior to the Related Transfer Date.  Prior to the related Transfer Date all payments received by the Servicer on each related Mortgage Loan shall be properly applied to the account of the particular Mortgagor.

(i)

Mortgage Payments Received After Transfer Date.  The amount of any related Monthly Payments received by the Servicer after the related Transfer Date shall be forwarded to the Owner or its designee within two (2) Business Days after the date of receipt.  The Servicer shall  notify the Owner or its designee of the particulars of the payment, which notification requirement shall be satisfied if the Servicer forwards with its payment sufficient information to permit appropriate processing of the payment by the Owner or its designee.  The Servicer shall assume full responsibility for the necessary and appropriate legal application of such Monthly Payments received by the Servicer after the related Transfer Date with respect to related Mortgage Loans then in foreclosure or bankruptcy; provided, for purposes of this Agreement, necessary and appropriate legal application of such Monthly Payments shall include, but not be limited to, endorsement of a Monthly Payment to the Owner with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions and the Servicer shall comply with the foregoing requirements with respect to all Monthly Payments received by the it after the related Transfer Date.

(j)

Misapplied Payments.  Misapplied payments shall be processed as follows:

(i)

All parties shall cooperate in correcting misapplication errors;

(ii)

The party receiving notice of a misapplied payment occurring prior to the related Transfer Date and discovered after the related Transfer Date shall immediately notify the other party;

(iii)

If a misapplied payment which occurred prior to the related Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, and such misapplied payment was the direct result of the Servicer’s error, the Servicer shall be liable for the amount of such shortage.  In such case, the Servicer shall reimburse the Owner for the amount of such shortage within thirty (30) days after receipt of written demand therefor from the Owner;

(iv)

If a misapplied payment which occurred prior to the related Transfer Date has created an improper Purchase Price as the result of an inaccurate outstanding principal balance and such misapplied payment was the direct result of the Servicer’s error, a check shall be issued to the party shorted by the improper payment application within thirty (30) days after notice thereof by the other party; and

(v)

Any check issued under the provisions of this Section 6.02(j) shall be accompanied by a statement indicating the Owner Mortgage Loan identification number and an explanation of the allocation of any such payments.

(k)

Books and Records.  On the related Transfer Date, the books, records and accounts of the Servicer with respect to the related Mortgage Loans shall be in accordance with all Accepted Servicing Practices.

On the related Transfer Date, the Servicer shall comply with all of the provisions of this Agreement to effect a complete transfer of the servicing with respect to the related Mortgage Loans.  Except as otherwise provided in this Agreement, on the related Transfer Date for each related Mortgage Loan, this Agreement, except for Articles VI, VIII, IX, X and Section 13.12 which shall survive the related Transfer Date, shall terminate with respect to such Mortgage Loan.

ARTICLE VII

BOOKS AND RECORDS

Section 7.01

Possession of Servicing Files Prior to the related Transfer Date.

Prior to the related Transfer Date, the contents of each Servicing File are and shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof.  The Servicer shall maintain in the Servicing File a hard or electronic copy, if available, of each Mortgage Loan Document received by Owner or Owner’s designee and the originals or copies of documents not delivered to the Owner in Servicer’s possession received during the term of this Agreement.  The possession of the Servicing File by the Servicer is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, pursuant to this Agreement, and such retention and possession by the Servicer is in its capacity as Servicer only and at the election of the Owner.  The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Owner, unless such release is required as incidental to the Servicer’s servicing of the Mortgage Loans pursuant to this Agreement, or is in connection with a repurchase of any Mortgage Loan by the related Seller pursuant to the related Purchase Agreement.

The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Owner.  In particular, the Servicer shall maintain in its possession, available for inspection by the Owner or its designee, and shall deliver to the Owner or its designee upon written demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae, including but not limited to documentation as to the method used in determining the applicability of the provisions of the National Flood Insurance Act of 1968, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 2.13, as applicable.

The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans.

ARTICLE VIII

INDEMNIFICATION AND ASSIGNMENT

Section 8.01

Indemnification.

(a)

The Servicer agrees to indemnify and hold the Owner and any successor servicer harmless from any liability, claim, loss or damage (including, without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss or damage) to the Owner directly or indirectly resulting from the Servicer’s failure:

(i)

to observe and perform any or all of Servicer’s duties, obligations, covenants, agreements, warranties or representations contained in this Agreement including, without limitation, Sections 4.04, 4.05, 4.12 and 4.13; or

(ii)

to comply with all applicable requirements with respect to the servicing of the Mortgage Loans as set forth herein.

The Servicer immediately shall notify the Owner if a claim is made by a third party with respect to this Agreement.  For purposes of this Section 8.01(a), “Owner” shall mean the Person then acting as the Owner under this Agreement and any and all Persons who previously were “Owners” under this Agreement.

(b)

The Owner agrees to indemnify and hold the Servicer harmless from any liability, claim, loss or damage (including without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss or damage) to the Servicer (a) directly or indirectly resulting from the Owner’s failure to observe and perform any or all of the Owner’s duties, obligations, covenants, agreements, warranties or representations contained in this Agreement or (b) directly resulting from the Servicer taking any legal actions with respect to any Mortgage Loans and/or REO Properties in the name of the Servicer and without reference to the Owner, or (c) any act or omission on the part of the Owner, any prior servicer or any other third party which occurred in connection with the prior servicing of a Mortgage Loan, but, in each case, only to the extent such loss does not result from the failure of the Servicer (i) to observe and perform any or all of Servicer’s duties, obligations, covenants, agreements, warranties or representations contained in this Agreement or in any other agreement pursuant to which the Servicer services or has serviced any such Mortgage Loan; or (ii) to comply with all applicable requirements with respect to the servicing of the Mortgage Loans as set forth herein or in any other agreement pursuant to which the Servicer services or has serviced any such Mortgage Loan.

Section 8.02

Limitation on Liability of Servicer and Others.

Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, its own negligent actions, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.  The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the Servicer shall be entitled to reimbursement from the Owner of the reasonable legal expenses and costs of such action.

Section 8.03

Limitation on Resignation and Assignment by Servicer.

The Owner has entered into this Agreement with the Servicer and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof.  Therefore, the Servicer shall not assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Owner, which consent shall be granted or withheld in the reasonable discretion of the Owner.

The Servicer may, without the consent of the Owner, retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 6.02.

Without in any way limiting the generality of this Section 8.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets to without the prior written consent of the Owner, then the Owner shall have the right to terminate this Agreement upon notice given as set forth in Section 6.01(a)(ii), without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

Notwithstanding any provision in this Agreement to the contrary, the Servicer may at any time upon notice to the Owner, or trustee in the case of a Reconstitution, and without the consent of any party, solely in connection with a financing or other facility (any such arrangement, an “Advance Facility”), assign as collateral security or pledge to another Person all its rights, title and interest under this Agreement to its rights to reimbursement of Servicing Advances.

Section 8.04

Assignment by Owner.

Subject to the limitations and requirements set forth in the fifth paragraph of Section 2.01, the Owner shall have the right, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder, by executing an Assignment, Assumption and Recognition Agreement substantially in the form of Exhibit 6 attached hereto.

Section 8.05

Merger or Consolidation of the Servicer.

The Servicer will keep in full effect its existence, rights and franchises as a limited partnership under the laws of the state of its filing except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.  Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation (including by means of the sale of all or substantially all of the Servicer’s assets to such Person) to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Servicer shall not, without the prior written approval of the Owner, be a party to any such merger, conversion or consolidation, or sell or otherwise dispose of all or substantially all of its business or assets if, (i) as a result of such merger, conversion or consolidation, sale or other disposition, an Event of Default under Section 11.01 hereof would exist with respect to such successor Servicer or (ii) such successor has (a) a residential primary servicer rating for servicing of mortgage loans issued by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody’s Investors Service, Inc. below “average” or its equivalent or (b) a net worth of  less than $25,000,000.

The Servicer shall give 90 days’ prior written notice to the Owner to the extent permitted by applicable law of any such merger, conversion, consolidation, sale or other disposition to which the Servicer proposes to be a party.  In the event that any successor entity to the Servicer fails to meet the requirements set forth in this Section 8.04 and the Owner does not consent to such successor becoming the servicer hereunder, then the Servicer shall have the right to terminate this Agreement with respect to the Servicer and any such successor upon notice given as set forth in Section 6.01, without any payment of any termination penalty or termination damages and without any additional liability whatsoever to the Servicer or any third party, except for liabilities accrued under this Agreement prior to the date of termination and for liabilities resulting from Owner’s obligations hereunder, including the payment of the Servicing Fee pursuant to Section 4.03.

ARTICLE IX

REPRESENTATIONS, WARRANTIES AND COVENANTS OF OWNER

As of the date hereof and on each date on which a Mortgage Loan Package becomes subject to the terms of this Agreement, the Owner warrants and represents to, and covenants and agrees with, the Servicer as follows:

Section 9.01

Organization and Good Standing; Licensing.

The Owner is a New York limited partnership duly organized, validly existing and has the power and authority to own its assets and to transact the business in which it is currently engaged.

Section 9.02

Authorization; Binding Obligations.

The Owner has the power and authority to make, execute, deliver and perform this Agreement, and perform all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.  When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Owner enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies.

Section 9.03

No Consent Required.

The Owner is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained or made or as to which the failure to obtain or make will not materially adversely affect the ability of the Owner to perform all obligations hereunder.

Section 9.04

No Violations.

The execution, delivery and performance of this Agreement by the Owner will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Owner, except for violations that will not adversely affect the Owner’s ability to perform its obligations under this Agreement or the certificate of incorporation of the Owner, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Owner is a party or by which the Owner may be bound.

Section 9.05

Litigation.

No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending or to the knowledge of the Owner threatened, against the Owner or with respect to this Agreement, which if adversely determined would have a material adverse effect on the transactions contemplated by this Agreement.

ARTICLE X

REPRESENTATIONS AND WARRANTIES OF SERVICER

As of the date hereof and on each date on which a Mortgage Loan Package becomes subject to the terms of this Agreement, the Servicer warrants and represents to, and covenants and agrees with, the Owner as follows:

Section 10.01

Due Organization and Authority.

The Servicer is a Texas limited partnership duly organized, validly existing and in good standing under the laws of the United States as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments or transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

Section 10.02

Ordinary Course of Business.

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

Section 10.03

No Conflicts.

Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer’s organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Owner to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

Section 10.04

Ability to Service.

The Servicer has the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans.  The Servicer is in good standing to enforce and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located.

Section 10.05

Ability to Perform.

The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

Section 10.06

No Litigation Pending.

There is no action, suit, proceeding or investigation pending or to the best of Servicer’s knowledge threatened against the Servicer, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or  which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement, or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

Section 10.07

No Consent Required.

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or the servicing of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the date hereof.

Section 10.08

No Untrue Information.

No statement, report or other document relating to the Servicer furnished or to be furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

ARTICLE XI

DEFAULT

Section 11.01

Events of Default.

The following shall constitute an Event of Default under this Agreement on the part of the Servicer:

(a)

any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which notice of such failure is given to the Servicer, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

(b)

the failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of 30 days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner (the date of delivery of such notice, the “Notice Date”); provided, however, that in the case of a failure that cannot be cured within thirty (30) days after the Notice Date, the cure period may be extended if the Servicer can demonstrate to the reasonable satisfaction of the Owner that the failure can be cured and the Servicer is diligently pursuing remedial action; or

(c)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(d)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(e)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(f)

the Servicer fails to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located for more than thirty (30) days after receiving notice from any Person thereof; or

(g)

Any reduction, withdrawal or qualification of the servicing credit of the Servicer by any Rating Agency which results in the inability of the Servicer to act as a primary or special servicer for any mortgage-backed or asset-backed transaction rated or to be rated by any such Rating Agency; or

(h)

the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement.

In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, the Owner, by notice in writing to the Servicer, may terminate without compensation all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 6.02.  Upon written request from the Owner, the Servicer shall prepare, execute and deliver any and all documents and other instruments, place in such successor’s possession all Mortgage Files to the extent initially provided to the Servicer, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer’s sole expense or as otherwise provided under Accepted Servicing Practices.  The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 11.02

Waiver of Defaults.

The Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE XII

CLOSING

Section 12.01

Closing Documents.

The Closing Documents shall consist of fully executed originals of the following documents:

1.

this Agreement;

2.

a Custodial Account Letter Agreement or a Custodial Account Certification, as applicable, as required hereunder, in the form of either Exhibit 2 or 3 hereto;

3.

an Escrow Account Letter Agreement or an Escrow Account Certification, as applicable, as required hereunder, in the form of either Exhibit 4 or 5 hereto;

4.

an Officer’s Certificate, in the form of Exhibit 7 hereto, with respect to the Servicer, including all attachments thereto.

ARTICLE XIII

MISCELLANEOUS PROVISIONS

Section 13.01

Notices.

All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested:

(a)

If to Owner to:

Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004
Attention:  John Cassidy

With a copy to:

Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004
Attention: General Counsel

(b)

If to Servicer:

Countrywide Home Loans Servicing LP
450 American Street
MS SV3-A
Simi Valley, California 93065
Attention:  Thomas P. Lin

With a copy to:

Countrywide Home Loans, Inc.
4500 Park Granada
Calabasas, CA 91302
Attention: Legal Department

Section 13.02

Waivers.

Any of the Servicer or the Owner may upon consent of all parties, by written notice to the others:

(a)

Waive compliance with any of the terms, conditions or covenants required to be complied with by the others hereunder; and

(b)

Waive or modify performance of any of the obligations of the others hereunder.

The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

Section 13.03

Entire Agreement; Amendment.

This Agreement, including all documents and exhibits incorporated by reference herein, constitutes the entire agreement between the parties with respect to servicing of the Mortgage Loans.  This Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

Section 13.04

Execution; Binding Effect.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.  Subject to Sections 8.02 and 8.03, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective permitted successors and assigns.

Section 13.05

Headings.

Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

Section 13.06

Applicable Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES), EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

Section 13.07

Relationship of Parties.

Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties.  The duties and responsibilities of the Servicer shall be rendered by it as an independent contractor and not as an agent of the Owner.  The Servicer shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

Section 13.08

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 13.09

Recordation of Assignments of Mortgage.

To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Owner or the Owner’s designee.

Section 13.10

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are integral parts of this Agreement.

Section 13.11

Counterparts.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 13.12

No Solicitation.

The Owner and the Servicer each agree that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on its behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan, provided, that the Servicer may solicit any mortgagor for whom the Servicer has received a mortgagor initiated request for verification of mortgage, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, or the mortgagor initiates a title search, provided further, that the Servicer is not prohibited from responding to unsolicited requests or inquiries made by a mortgagor or an agent of a mortgagor.  Notwithstanding the foregoing, the following solicitations, if undertaken by the or Servicer or any affiliate of the Servicer, shall not be prohibited: (i) solicitations which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements and other mass media advertisements, (ii) promotions undertaken by the Servicer or any of its affiliates which concern optional insurance products (other than single premium credit life insurance) and (iii) borrower messages included on, and statement inserts provided with, the monthly statements sent to mortgagors; provided, however, that similar messages and inserts are sent to the borrowers of other mortgage loans owned by a multitude of Persons other than the Owner which are serviced by the Servicer.

Section 13.13

Cooperation of Servicer with a Reconstitution.

(a)

The Servicer and the Owner agree that with respect to some or all of the Mortgage Loans, on one or more dates (each a “Reconstitution Date”) at the Owner’s sole option, the Owner may effect a sale (each, a “Reconstitution”) of some or all of the Mortgage Loans then subject to this Agreement, without recourse, to:

(i)

Fannie Mae under its Cash Purchase Program or MBS Program (Special Servicing Option) (each a “Fannie Mae Transfer”); or

(ii)

Freddie Mac (the “Freddie Mac Transfer”); or

(iii)

one or more third party purchasers in one or more Whole Loan Transfers; or

(iv)

one or more trusts or other entities to be formed as part of one or more Securitization Transfers.

With respect to each Whole Loan Transfer, Agency Transfer or Securitization Transfer, as the case may be, entered into by the Owner:

(b)

The Servicer agrees to execute (i) in connection with any Agency Transfer, any and all pool purchase contracts, and/or agreements reasonably acceptable to the Servicer among the Owner, the Servicer, Fannie Mae or Freddie Mac (as the case may be) and any servicer, (ii)  in connection with a Whole Loan Transfer, a warranties and servicing agreement or a participation and servicing agreement in form and substance reasonably acceptable to the Servicer, and (iii) in connection with a Securitization Transfer, a pooling and servicing agreement or other similar agreement in form and substance reasonably acceptable to the Servicer (collectively the agreements referred to herein are designated, the “Reconstitution Agreements”); provided that provisions of such Reconstitution Agreements will not contain any substantially greater obligations of, or any substantially lower benefits to, the Servicer than those contained in this Agreement and each of the Servicer and Owner is given an opportunity to review and reasonably negotiate in good faith the content of such provisions (which shall not be more onerous than those required under this Agreement) including, but not limited to servicing representations and warranties (dated as of the settlement or closing date in connection with such Reconstitution (each, a “Reconstitution Date”)) related to the Mortgage Loans for the period of time from the date on which the Servicer began servicing the Mortgage Loans through the Reconstitution Date to the effect that (a) the Servicer has serviced the Mortgage Loans in accordance with this Agreement and has provided accurate “paid through” data with respect to the Mortgage Loans to the Owner, (b) except as reflected in the “paid through” data delivered to the Owner, there is no payment default existing under any Mortgage or any Mortgage Note as of the cut-off date for the Reconstitution, and (c) to the best of the Servicer’s knowledge, there is no non-payment default existing under any Mortgage or Mortgage Note, or any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the closing date for the Reconstitution; and representations and warranties (dated as of the Reconstitution Date);  and, provided, further, that each of the Servicer and the Owner is given an opportunity to review and reasonably negotiate in good faith the content of any such documents not specifically referenced or provided for herein.  Servicer shall cooperate in good faith in negotiating any delinquency and cumulative loss termination triggers in the Reconstitution Agreement.

(c)

With respect to each Whole Loan Transfer and each Securitization Transfer entered into by the Owner, the Servicer agrees (1) to cooperate with the Owner and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Owner shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information reasonably requested by such purchasers; (2) to execute, deliver and perform all Reconstitution Agreements required by the Owner; (3) (a) to restate the representations and warranties set forth in this Agreement as of the Reconstitution Date which shall not be more onerous than those required under this Agreement or (b) make the representations and warranties with respect to the servicing of the Mortgage Loans set forth in the related selling/servicing guide of the master servicer or issuer, as the case may be, or such representations and warranties with respect to the servicing of the Mortgage Loans as may be required by any Rating Agency or prospective purchaser of the related securities or such Mortgage Loans, in connection with such Reconstitution; provided, however, that such representations and warranties shall not be more onerous than those required under this Agreement.  The Servicer shall use its reasonable best efforts to provide to such master servicer or issuer, as the case may be, and any other participants in such Reconstitution:  (i) any and all information and appropriate verification of information which may be reasonably available to the Servicer or its affiliates, whether through letters of its auditors and counsel or otherwise, as the Owner or any such other participant shall reasonably request and (ii) subject to the provisions of Section 13.13(b), to execute, deliver and satisfy all conditions set forth in any indemnity agreement required by the Owner or any such participant.

(d)

In connection with any Securitization Transfer, the Servicer shall, if requested by the Owner or its designee, deliver to the Owner or its designee within 7 Business Days after such request information with respect to such Servicer information reasonably requested by the Owner or its designee and the information set forth under Item 1108(b) of Regulation AB (collectively, the “Servicer Information”), which as of the date hereof includes:

(i)

a description of the Servicer’s form of organization;

(ii)

a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer’s experience in servicing assets of any type as well as a more detailed discussion of the Servicer’s experience in, and procedures for the servicing function it will perform under the Servicing Agreement; material information regarding the size, composition and growth of the Servicer’s portfolio of mortgage loans of the type similar to the Mortgage Loans and information on factors related to the Servicer that may be material to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable (including, without limitation, whether any prior securitizations of mortgage loans of the type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing, the extent of outsourcing the Servicer utilizes or if there has been previous disclosure of material noncompliance with Servicing Criteria with respect to other securitizations involving the Servicer);

(iii)

a description of any material changes to the Servicer’s policies or procedures in the servicing function it will perform in under the Agreement for mortgage loans of the type similar to the Mortgage Loans during the past three years; and

(iv)

information regarding the Servicer’s financial condition to the extent that there is a material risk that the effect on one or more aspects of servicing resulting from such financial condition could have a material impact on the performance of the pool of Mortgage Loans or performance of the related asset-backed securities.

(e)

The Servicer shall indemnify the Owner, any party acting as depositor in any Securitization Transfer, each Person who controls the Owner or such depositor, and each underwriter and placement agent in any Securitization Transfer, and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any information provided by or on behalf of the Servicer regarding the Servicer Information.  For purposes of the previous sentence, “Owner” shall mean the Person then acting as the Owner under this Agreement and any and all Persons who previously were “Owners” under this Agreement.  The Owner shall indemnify the Servicer and each Person who controls the Servicer and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any information provided by the Owner in any offering document prepared in connection with any Reconstitution.

(f)

The Servicer shall execute one or more subservicing agreements between the Servicer and the Owner and/or any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Owner in its sole discretion after consultation with the Servicer and/or one or more custodial and servicing agreements among the Owner, the Servicer and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market designated by the Owner in its sole discretion after consultation with the Servicer, in either case for the purpose of pooling the Mortgage Loans with other mortgage loans not the subject of this Agreement in connection with a Reconstitution; and

(g)

Any execution of a subservicing agreement or Reconstitution Agreement by the Servicer shall be conditioned on the Servicer receiving the Servicing Fee or such other servicing fee acceptable to Servicer.  Notwithstanding any provision to the contrary in this Agreement, in the event that the Servicer is the master servicer, servicer or sub-servicer with respect to a Reconstitution, the Owner agrees that in such Reconstitution any servicing performance termination triggers shall be approved by the Servicer in its reasonable discretion; provided, that in the event that the Servicer does not approve any servicing performance termination triggers, the Owner shall have the right to terminate the Servicer hereunder (a “Servicing Performance Trigger Termination”) and designate a successor servicer to act as master servicer, servicer or sub-servicer with respect to the Reconstitution, subject to payment of any termination fee as set forth in the applicable Commitment Letter, pursuant to Section 6.01(b).  All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Pass-Through Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

(h)

All Mortgage Loans not sold or transferred pursuant to a Reconstitution shall remain subject to this Agreement and with respect thereto this Agreement shall remain in full force and effect.  Any execution of a Reconstitution Agreement by the Servicer shall be conditioned on the Servicer receiving the Servicing Fee or such other servicing fee acceptable to Servicer.  Notwithstanding any provision to the contrary in this Agreement, in the event that the Servicer is the master servicer, servicer or sub-servicer with respect to a Reconstitution, the Owner agrees that in such Reconstitution any servicing performance termination triggers shall be included upon approved by the Servicer in its reasonable discretion.

(i)

The Owner agrees to execute a confidentiality agreement in the form of Exhibit 10 hereto prior to any Securitization Transfer and that its obligation under this clause (i) may not be assigned.

Section 13.14

Trademarks.

The Owner and the Servicer agree that they and their employees, subcontractors and agents, shall not, without the prior written consent of the other party in each instance, (i) use in advertising, publicity or otherwise the name of each and every other party to this Agreement or their Affiliates or any of their managing directors, partners or employees, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by the other party or their Affiliates, or (ii) represent, directly or indirectly, any product or any service provided by the Owner and the Servicer as approved or endorsed by the other parties to this Agreement or their Affiliates.

Section 13.15

Confidentiality of Information.

If, during the term of this Agreement, Owner requests that Servicer provide to Owner non-public, confidential information related to Servicer and other affiliates of Servicer (collectively, “Countrywide”), and if Countrywide, in its sole discretion agrees to provide this information, the parties agree that they shall enter into a confidentiality agreement in form and substance mutually agreeable to the parties prior to the release of such information (which obligation shall not be assigned by the Owner).

Section 13.16

Seller Representations and Warranties

The Owner hereby covenants that, as of the date of the related Commitment Letter, the Servicer shall be the successor servicer of the Mortgage Loans under the related Purchase Agreement or the Seller shall have executed an acknowledgment agreement and in both cases, without further steps having to be taken by the Owner, the Seller or the Servicer, the Servicer is entitled to (a) the benefit of the representations and warranties made by the Seller to the Owner in the related Purchase Agreement and (b) the rights and remedies available to the Owner under such Purchase Agreement with respect to such representations and warranties (including, but not limited to, the right to enforce the Seller's indemnification obligations under the Purchase Agreement).  Upon request of the Servicer, the Owner shall deliver to the Servicer the related acknowledgment agreement, Purchase Agreement or any revisions to the Owner’s seller guide.

Section 13.17

Waiver of Trial by Jury.

THE SERVICER AND THE OWNER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 13.18

LIMITATION OF DAMAGES.

NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PARTIES AGREE THAT NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, PROVIDED, HOWEVER, THAT SUCH LIMITATION SHALL NOT BE APPLICABLE WITH RESPECT TO THIRD PARTY CLAIMS MADE AGAINST A PARTY.

Section 13.19

SUBMISSION TO JURISDICTION; WAIVERS.

The Servicer and the Owner hereby irrevocably and unconditionally:

(a)

SUBMITS FOR ITSELF IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b)

CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c)

AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

[SIGNATURES APPEAR ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

GOLDMAN SACHS MORTGAGE COMPANY
(Owner)

By:

GOLDMAN SACHS REAL ESTATE FUNDING CORP., its General Partner

By:

Name:

Title:

COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership
(Servicer)

By: COUNTRYWIDE GP, INC., general partner

By:

Name:

Title:

EXHIBIT 1

MONTHLY REPORTS

Trial Balance
Remittance
Delinquency

EXHIBIT 2

CUSTODIAL ACCOUNT CERTIFICATION

_______ __, 200_

The Servicer hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 2.04 of the Flow Servicing Agreement, dated as of May 1, 2005, Fixed and Adjustable Rate Mortgage Loans.  The Custodial Account shall be a Special Deposit Account.

Title of Account:

Countrywide Home Loans Servicing LP, in trust for “Goldman Sachs Mortgage Company.”

Account Number:

_____________________

Address of office or branch

of the Servicer at

which Account is maintained:

______________________________

COUNTRYWIDE HOME LOANS SERVICING LP,
Servicer

By:

Name:

Title:

Date:

EXHIBIT 3

CUSTODIAL ACCOUNT LETTER AGREEMENT

_______ __, 200_

To:

___________________________

___________________________

___________________________

(the “Depository”)

As Servicer under the Flow Servicing Agreement, dated as of May 1, 2005, Fixed and Adjustable Rate Mortgage Loans (the “Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 2.04 of the Agreement, to be designated “Countrywide Home Loans Servicing LP, as servicer, in trust for [Name of Owner]” All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

COUNTRYWIDE HOME LOANS SERVICING LP
Servicer

By:

Name:

Title:

Date:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.  The Custodial Account shall be a Special Deposit Account.  The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

Depository

By:

Name:

Title:

Date:

EXHIBIT 4

ESCROW ACCOUNT CERTIFICATION

_________ ___, 200_

________________________ hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 2.06 of the Flow Servicing Agreement, dated as of May 1, 2005, Fixed and Adjustable Rate Residential Mortgage Loans.  The Escrow Account shall be a Special Deposit Account.

Title of Account:

“Countrywide Home Loans Servicing LP, in trust for [Name of Owner], and various Mortgagors.”

Account Number:

___________________

Address of office or branch

of the Servicer at

which Account is maintained:

_________________________

COUNTRYWIDE HOME LOANS SERVICING LP

Servicer

By:

Name:

Title:

Date:

EXHIBIT 5

ESCROW ACCOUNT LETTER AGREEMENT

_______ ___, 200_

To:

_____________________________

_____________________________

_____________________________

(the “Depository”)

As Servicer under the Flow Servicing Agreement, dated as of May 1, 2005, Fixed and Adjustable Rate Residential Mortgage Loans (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.06 of the Agreement, to be designated as “Countrywide Home Loans Servicing LP, in trust for [Name of Owner], and various Mortgagors.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

COUNTRYWIDE HOME LOANS SERVICING LP
Servicer

By:

Name:

Title:

Date:

The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.  The Escrow Account shall be a Special Deposit Account.  The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

_________________________
Depository

By:

Name:

Title:

Date:

EXHIBIT 6

FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated ______________(“Agreement”), among Goldman Sachs Mortgage Company (“Assignor”), GS Mortgage Securities Corp. (“Assignee”) and Countrywide Home Loans Servicing LP (the “Company”).

For and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

Assignment, Assumption and Conveyance

The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the “Mortgage Loan Schedule”) attached hereto as Exhibit A (the “Mortgage Loans”), and (b) solely insofar as it relates to the Mortgage Loans, that certain Flow Servicing Agreement, dated as of May [__] 2005 (the “Servicing Agreement”), by and between the Assignor (in such capacity, the “Owner”) and the Company.  The  Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Pooling Agreement (as defined below).

The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof, (iii) the rights and obligations of the Owner under Section 6.01(b) (relating to the Owner’s right to terminate the Company), Section 4.09 (relating to the Owner’s right to receive information from the Servicer) and Sections 13.13(i) and 13.15 (relating the Owner’s obligation to execute certain confidentiality agreements) or (iv) any rights of the Assignor under the Commitment Letter, dated as of [_____ __], 200[_] (the “Commitment Letter”) between the Owner and the Company, which rights shall survive the execution and delivery of this Agreement.

The Assignee hereby assumes all of the Assignor’s obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

The parties hereto agree that, notwithstanding anything to the contrary contained in the Commitment Letter, with respect to the Mortgage Loans being serviced under the Servicing Agreement: (a) the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule, (b) the REO Management Fee for the Mortgage Loans shall be [__], (c) [the Other Fees with respect to the Mortgage Loans shall include ___] and (d) the fee upon termination of the Company as Servicer of the Mortgage Loans shall be [__]%.

2.

Recognition of the Company

From and after the date hereof (the “Securitization Closing Date”), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Servicing Agreement (solely to the extent set forth herein) and this Agreement to _____________________, as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the “Trustee”), of the __________________ (the “Trust”) created pursuant to a Pooling and Servicing Agreement or Trust Agreement, dated as of _________________ (the “Pooling Agreement”), among the Assignee, the Trustee and ____________________, as servicer (including its successors in interest and any successor servicer under the Pooling Agreement, the “Servicer”).  The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Pooling Agreement, (ii) the Company shall look solely to the Trust (including the Trustee and the Servicer acting on the Trust’s behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement and the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 6.03 of the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article 10 of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust’s behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code).  Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company’s performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.

3.

Representations and Warranties of the Company

The Company warrants and represents to and covenants with, the Assignor, the Assignee and the Trust as of the date hereof that:

(a)

The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b)

The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under this Agreement and the Servicing Agreement  The execution by the Company of this Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject.  The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company.  This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transaction contemplated hereby;

(d)

The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Trust with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor;

(e)

There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement, and the Company is solvent;

(f)

The Company has serviced the Mortgage Loans in accordance with the Servicing Agreement and has provided accurate “paid through” data (assuming the correctness of all “paid through” data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans) with respect to the Mortgage Loans to the Assignor;

(g)

Except as reflected in the “paid through” data delivered to the Assignor (assuming the correctness of all “paid through” data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans), there is no payment default existing under any Mortgage or any Mortgage Note as of the Securitization Closing Date; and

(h)

To the Company’s knowledge, there is no non-payment default existing under any Mortgage or Mortgage Note, or any event which, with the passage of time or with notice and the termination of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the Securitization Closing Date.

Pursuant to Section 13.13 of the Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Article X of the Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof.

4.

Representations and Warranties of the Assignor

The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

(a)

The Assignor is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note.  The Mortgage Loan is not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.  The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loan;

(b)

The Assignor has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor;

(c)

With respect to the Mortgage Loans, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the Mortgage Loan, including, without limitation, any provisions related to Prepayment Premiums, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations; and

(d)

With respect to the Mortgage Loans, none of the Mortgage Loans are (a) subject to the Home Ownership and Equity Protection Act of 1994 or (b) classified as “high cost,” “threshold,” “covered” or “predatory” loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

5.

Remedies for Breach of Representations and Warranties of the Assignor

The Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in Section 4 hereof that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within 60 days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in Section [___] of the Pooling Agreement with respect to the Assignee’s obligations to provide certain representations and warranties for the Mortgage Loans.

6.

Miscellaneous

(a)

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

(b)

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

(c)

This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Servicer acting on the Trust’s behalf).  Any entity into which the Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

(d)

Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreement and the Servicing Agreement.

(e)

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

(f)

In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

(g)

Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the

Purchase Agreement or the Servicing Agreement, as applicable.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

GS MORTGAGE SECURITIES CORP.

By:

Name:

Title:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:

GOLDMAN SACHS REAL ESTATE FUNDING CORP., a New York corporation, as General Partner

By:

Name:

Title:

COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership
(Servicer)

By: COUNTRYWIDE GP, INC., general partner

By:

Name:

Title:

EXHIBIT A TO ASSIGNMENT AND RECOGNITION AGREEMENT

Mortgage Loan Schedule

EXHIBIT 7

FORM OF OFFICER’S CERTIFICATE

I, ____________________, hereby certify that I am the duly elected [Vice] President of [Servicer], a federal savings bank organized under the laws of the United States (the “Company”) and further as follows:

1.

Attached hereto as Exhibit 1 is a true, correct and complete copy of the partnership agreement of the Company which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification.

2.

Attached hereto as Exhibit 2 is an original certificate of good standing of the Company issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

3.

Attached hereto as Exhibit 3 is a true, correct and complete copy of the resolutions of the partnership of the Company authorizing the Company to execute and deliver the Flow Servicing Agreement, dated as of May 1, 2005, between the Company, and Goldman Sachs Mortgage Company (the “Owner”), (the “Flow Servicing Agreement”) and such resolutions are in effect on the date hereof.

4.

Each person listed on Exhibit 4 attached hereto who, as an officer or representative of the Company, signed (a) the Flow Servicing Agreement, and (b) any other document delivered or on the date hereof in connection with any purchase described in the agreements set forth above was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Company, who holds the office set forth opposite his or her name on Exhibit 4, and the signatures of such persons appearing on such documents are their genuine signatures.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated: [Seal]	By: Name: Title: [Vice] President

I, ________________________, an [Assistant] Secretary of [Servicer], hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of the Company and that the signature appearing above is [her] [his] genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: [Seal]	By: Name: Title: [Vice] President

EXHIBIT 4 to
Company’s Officer’s Certificate

NAME	TITLE	SIGNATURE

EXHIBIT 8

MORTGAGE LOAN DOCUMENTS

The following documents shall constitute the Mortgage Loan Documents with respect to each Mortgage Loan:

(a)

the original Mortgage Note bearing all intervening endorsements, endorsed “Pay to the order of _________, without recourse” and signed in the name of the last endorsee (the “Last Endorsee”) by an authorized officer.  To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows and the Custodian is so advised by the Owner that state law so allows.  If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by “[Last Endorsee], successor by merger to [name of predecessor]”.  If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by “[Last Endorsee], formerly known as [previous name]”;

(b)

the original of any guarantee executed in connection with the Mortgage Note;

(c)

the original Mortgage with evidence of recording thereon.  If in connection with any Mortgage Loan, the Owner cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer’s Certificate of the Owner (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Owner; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

(d)

the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

(e)

the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording.  The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Owner as provided in this Agreement.  If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Owner or as directed by the Owner.  If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank.  If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by “[Seller], successor by merger to [name of predecessor]”.  If the Mortgage Loan was acquired or originated by the Owner while doing business under another name, the Assignment of Mortgage must be by “[Seller], formerly known as [previous name]”;

(f)

the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the Originator to the Last Endorsee with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officers Certificate of the Owner (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

(g)

The original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company (provided, that the original mortgagee policy of title insurance shall be added when available);

(h)

original powers of attorney, if applicable, or, if in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original power of attorney with evidence of recording thereon, if applicable, because of a delay caused by the public recording office, the Seller shall deliver or cause to be delivered to the Custodian, a photocopy of such power of attorney, together with an Officer’s Certificate of the Seller (or certified by the title company, escrow agent, or closing attorney) stating that such power of attorney has been dispatched to the appropriate public recording office for recordation and that the original recorded power of attorney or a copy of such power of attorney certified by such public recording office to be a true and complete copy of the original recorded power of attorney will be promptly delivered to the Custodian upon receipt thereof by the Seller; and

(i)

security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage.

The following documents, together with the Mortgage Loan Documents, shall constitute the Mortgage File with respect to each Mortgage Loan:

(a)

The original hazard insurance policy and, if required by law, flood insurance policy.

(b)

Residential loan application.

(c)

Mortgage Loan closing statement.

(d)

Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program.

(e)

Verification of acceptable evidence of source and amount of downpayment.

(f)

Credit report on the Mortgagor.

(g)

Residential appraisal report, if available.

(h)

Photograph of the Mortgaged Property.

(i)

Survey of the Mortgaged Property, if any.

(j)

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, ie., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

(k)

All required disclosure statements.

(l)

If available, termite report, structural engineer’s report, water potability and septic certification.

(m)

Sales contract, if applicable.

(n)

Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

(o)

Amortization schedule, if applicable.

EXHIBIT 9

DATA DICTIONARY

Field

Loan Number

Prior Loan Number

Custodian File Number

Custodian Loan Number

Origination Date

Original Balance

First Payment Date

Original Maturity Date

Original Term

Balloon Flag

Loan Type

Amortization Type

Original Amortization Term

Interest Calculation Method

Daily Simple Interest Flag

Original Principal and Interest

Original Interest Rate

Arm Index Description

Margin

ARM Rounding Feature

Lookback Days

First Payment Reset Date

First Rate Reset Date

Initial Rate Reset Period

Rate Reset Period

Initial Payment Reset Period

Payment Reset Period

Initial Rate Adjustment Cap

Rate Adjustment Cap

Lifetime Caps

Lifetime Floor

Max Rate

Min Rate

Negative Amortization Flag

Negam Percent Cap

Payment Cap

Servicing Fee

Property Type

Property Address

Property City

Property State

Property Zip

Borrower Name

CoBorrower Name

Original FICO score

Original Credit Grade

Original Loan To Value Ratio

Original Appraised Value

Original Appraisal Date

Original Appraisal Firm

Original Purchase Price

Purchase BPO

Purchase BPO Date

Lien Position

Original Senior Lien Amount

PMI Provider

PMI Coverage Percentage

PMI Certificate ID

Occupancy Type

Purpose of Loan

Prepayment Flag

Prepayment Penalty Type

Prepayment Term

As Of Date

Loan Number

Investor Number

Investor Category

Current Maturity Date

Remaining Term

Current Principal & Interest Payment

Current Interest Rate

Next Payment Reset Date

Next Rate Reset Date

Next Due Date

Interest Paid To Date

Last Payment Date

Current Balance

Days Past Due

Delinquency Status

Status of Loan

12 Month Pay String

Time 30 Days Delinquent in Past 12 Months

Time 60 Days Delinquent in Past 12 Months

Time 90 Days Delinquent in Past 12 Months

Last Modification Date

Property Sale Date

Debt To Income Ratio

Senior Lien Amount

Recent Property Valuation

Recent Property Valuation Date

Valuation Method

Current FICO

FICO Date

Total Monthly Payment

Total Monthly Payment Principal

Total Monthly Payment Interest

Total Monthly Payment  Penalties / Fee

Total Monthly Escrow Payment

Total Monthly Prepayment Amount

Payment Date

Scheduled P&I

REO Rent Collection

Monthly Escrow Advances

Monthly Corporate Advances

Monthly Non Recoverable Corporate Advances

Principal Advances

Interest Advances

Account Balances

Beginning Scheduled Balance

Ending Scheduled Balance

Escrow Balance

Escrow Advance Balance

Recoverable Corporate Advance  Balance

Non Recoverable Corporate Advance Balance

Suspense Account Balance

Accrued Interest

Forced Placed Insurance Flag

Annual Forced Placed Insurance

Last Contact Date

Last Attempt Date

Bankruptcy Flag

Bankruptcy Chapter

Bankruptcy Start Date

Bankruptcy End Date

Bankruptcy Post Petition Due Date

Motion for Relief Request Date

Motion for Relief Filing Date

Motion for Relief Hearing Date

Motion for Relief Granted Date

In Demand Flag

In Demand Start Date

In Demand End Date

Foreclosure Start Date

Due Date At Referral

Foreclosure Estimated End Date

Foreclosure Sale Date

Foreclosure end date

First Legal Date

Foreclosure Resolution Flag

Foreclosure Resolution Type

Foreclosure On Hold

Foreclosure Hold Start Date

Forbearance Start Date

Forbearance Payment

Forbearance End Date

Eviction Start Date

Eviction End Date

REO Start Date

REO End Date

REO Sub Status

Eviction Date

Listed Date

Estimated Sale Date

Days In REO

Estimated Sales Price

Possession Date

Redemption End Date

Initial Listing Price

Initial Listing Date

Current List Price

Current List Date

Reason For Default

Termination Type

Balance at Termination

Scheduled Sale Date

Property Sales Price

Liquidation Date

Gross Total Proceeds

Net Total Proceeds

Principal Advanced

Interest Advanced

Corporate Advances Recovered at Termination

Escrow Advances Recovered at Termination

Commission

Seller Concession

Taxes

Repairs

Water and Sewer

Expenses Recovered at Termination

Corporate Advances at Termination

Days from Acquisition to Close

Days from Possession to Close

Charge-off amount

Severity

Severity Formula

Hazard Insurance Claim Date

Hazard Insurance Claim Due Date

Hazard Insurance Claim Amount

Hazard Insurance Claim Paid Amount

MI Insurance Claim Date

MI Insurance Claim Due Date

MI Insurance Claim Amount

MI Insurance Claim Paid Amount

The original term in months before the balloon term

Buydown Flag

IO Flag

IO Term

Number of Units

Convertible Flag

Documentation Type

Amortization Term

Credit Grade

Convertible Term

Principal at termination

Net Interest at termination

Gross Interest at termination

initial set-up fee

other fees

Curtailment Adjustment

Total Remit Amount

Interest Adjustment

Principal Adjustment

Map Panel Number

Flood Zone

Certificate Number

EXHIBIT 10

CONFIDENTIALITY AGREEMENT

THIS CONFIDENTIALITY AGREEMENT dated __________ (the “Agreement”), by and between Countrywide Home Loans Servicing LP (“Countrywide”), a Texas limited partnership, having its executive office located at 7105 Corporate Drive, Plano Texas 75024, and Goldman Sachs Mortgage Company (the “Investor”), a New York Limited Partnership, having its principal place of business located at 85 Broad Street, New York, NY 10004.

WITNESSETH

WHEREAS, the Investor has requested that it be furnished with certain Confidential Information (as defined below) relating to certain mortgage related securities issued or serviced, or to be issued or serviced, by Countrywide, as described on Schedule A hereto (the “Securities”), and the mortgage loans in which the Securities represent an ownership interest (the “Mortgage Loans”);

WHEREAS, the Investor is an affiliate of an owner or a beneficial owner of one or more of the classes of the Securities not registered under the Securities Act of 1933, as amended (the “Subject Securities”) or a prospective purchaser thereof;

WHEREAS, Countrywide is willing to provide the Confidential Information to the Investor subject to the Investor executing and delivering this Agreement; and

WHEREAS, this Agreement is intended to facilitate the disclosure of information by Countrywide to the Investor without Countrywide’s having an obligation to disclose the same information publicly under Regulation FD of the United States Securities and Exchange Commission, 17 CFR §243.100-103.

NOW THEREFORE, in consideration of being granted the right to receive and review the Confidential Information, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and upon the promises and mutual covenants contained herein, the parties agree as follows:

1.

Confidential Information.  The term “Confidential Information” shall mean all written, oral or electronic information or material related to the Securities or the Mortgage Loans as set forth on Exhibit 10 to the Flow Servicing Agreement between Countrywide and the Investor, or similar information related to the Securities or the Mortgage Loans, which is furnished by Countrywide to the Investor.  The term “Confidential Information” shall not include information that:  (i) is or becomes generally available to and known by the public other than as a result of disclosure by the Investor or its Representatives or Advisors (as defined below) in violation of this Agreement (or in the case of Advisors, violation of their Agreement); (ii) was available to the Investor prior to its disclosure to the Investor by or at the direction of Countrywide; (iii) becomes available to the Investor from a source other than Countrywide, provided that the Investor has no knowledge that such source is prohibited from disclosing such information to the Investor by a contractual, legal or fiduciary obligation to Countrywide or any affiliate of Countrywide; or (iv) is independently developed by the Investor without reliance on the Confidential Information.

2.

Nondisclosure of Information.  (a) As a condition to the Investor being furnished with the Confidential Information, the Investor agrees to treat the Confidential Information in accordance with the provisions of this Agreement and agrees to take or abstain from taking certain actions with respect thereto as set forth herein.  The Investor agrees not to use any of the Confidential Information for any purpose other than the purpose of evaluating the Investor’s or its affiliate’s investment in, and the value of, the Subject Securities and the underlying Mortgage Loans (including evaluating compliance with the terms of the related pooling and servicing agreement).  Except as otherwise expressly provided herein, the Investor agrees that the Confidential Information will be kept confidential by the Investor and its affiliates, directors, officers and employees who have access to, obtain, or receive the Confidential Information either directly or indirectly from the Investor under this Agreement (collectively, its “Representatives”).

(b)

The Investor may disclose the Confidential Information to its Representatives and its affiliates’ Representatives and agents, partners and representatives, including without limitation any accountants, attorneys, and financial advisors (collectively “Advisors”) who need to know such information for the purpose of evaluating the Investor’s or its affiliate’s investment in, and valuing, the Subject Securities and the underlying Mortgage Loans, provided that any such Representatives are informed of the confidential nature of the Confidential Information and any such Advisors (with the exception of counsel who have  professional obligations of confidentiality and who the Investor will direct to maintain the confidentiality of the information) first execute a substantially similar form of confidentiality agreement as this Agreement with Investor with respect to the Confidential Information, which agreement shall name Countrywide as a third party beneficiary thereto.  The Investor agrees that, except as permitted herein it will not, and will direct its Representatives not to, disclose to any person any Confidential Information.  The Investor will be responsible for any breach of this Agreement by its affiliates’ and its Representatives.  In addition, the Investor may disclose the Confidential Information to a prospective purchaser of the Mortgage Loans or the Securities (in the case of Securities in particular as may be necessary to comply with securities laws, including without limitation, Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, each as amended, or any similar successor rule or regulation), provided that such prospective purchaser shall have executed a similar form confidentiality agreement as this Agreement with Investor with respect to the Confidential Information.

(c)

Notwithstanding anything herein to the contrary, the Investor and Countrywide agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it in relation to the tax treatment and tax structure.  For this purpose, “tax structure” is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors.

3.

Compelled Disclosure.  If the Investor or any of its Representatives are requested or required to disclose any Confidential Information as a matter of law, regulation, legal process or by regulatory authority, the Investor will promptly notify Countrywide (so long as legally permitted to provide such notification) in order to permit Countrywide to seek a protective order to take other appropriate action.  The Investor also will reasonably cooperate in Countrywide’s efforts, at Countrywide’s expense, to obtain a protective order or other reasonable assurance that confidential treatment will be accorded to the Confidential Information.  If, in the absence of a protective order or receipt of a waiver hereunder, the Investor or any of its Representatives is so compelled to disclose any portion of the Confidential Information, the Investor may disclose to the party compelling disclosure only the part of such Confidential Information that is so required, based on consultation and advice of its counsel, to be disclosed.

4.

Purchase of Securities; Disclosure Related to Resale of Securities.  The Investor hereby acknowledges that it may receive material non-public information under this Agreement and that it is aware and understands that United States securities laws prohibit any person with material, non-public information about an issuer from purchasing or selling securities of such issuer or, subject to certain limited exceptions, from communicating such information to any other person.  The Investor further agrees to use any Confidential Information in compliance with all applicable laws and regulations promulgated by the United States Securities and Exchange Commission.

5.

Debtor Contact.  The Investor agrees not to knowingly, as a result of knowledge obtained from the Confidential Information, communicate (except for the communications made in the ordinary course of business unrelated to the subject matter hereof) with any borrower, debtor, guarantor, appraiser under any Mortgage Loan or any such borrower’s, debtor’s or guarantor’s accountant or attorney, or any other person or party having an interest in any of the Mortgage Loans, including any tenant, managing or leasing agent, whose name is obtained from the Confidential Information, in each case with respect to its investment in the Subject Securities and/or the underlying Mortgage Loans without the prior written consent of Countrywide, which consent can be arbitrarily withheld; provided, however, to the extent the Investor or any of its affiliates is servicing such Mortgage Loan, Countrywide shall be deemed to have given consent to any such communication subject to the terms and conditions contained in any agreement (to which Investor or any of its affiliates, as applicable, is a party) governing the terms of such servicing.

6.

Not an Offer to Buy or Sell Securities.  The Investor acknowledges and agrees that the Confidential Information does not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.

7.

Entire Agreement.  This Agreement represents the entire agreement between the Investor and Countrywide relating to the treatment of the Confidential Information hereupon or hereafter reviewed or inspected by the Investor.  This Agreement supersedes all other agreements relating to the Confidential Information that have previously been executed by the Investor in favor of Countrywide.

8.

General Provisions.  No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right.  The parties acknowledge and agree that, in the event of any breach of this Agreement, Countrywide might be irreparably harmed and unable to be made whole by monetary damages.  It is accordingly agreed that Countrywide, in addition to any other remedy to which it may be entitled in law or equity, will be entitled to seek an injunction to remedy breaches of this Agreement and/or to compel specific performance of this Agreement.  This Agreement (a) may not be assigned by Countrywide or the Investor without the prior written consent of the other party; (b) cannot be amended, nor can any of its provisions be waived, except by a writing signed by Countrywide and the Investor; and (c) will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.  The Investor consents to personal jurisdiction in any action brought in any federal or state court within the State of New York located in the County of New York having subject matter jurisdiction in the matter for purposes of any action arising out of this Agreement.  This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

9.

Purpose of Review.  The Investor represents and warrants that it is reviewing the Confidential Information in connection with evaluating the Investor’s or an affiliate’s investment in, and the value of, the Subject Securities and the underlying Mortgage Loans (including evaluating compliance with the terms of the related pooling and servicing agreement); provided, however, this shall not prohibit the Investor’s future purchase of any other instrument or security.

10.

Indemnification.  The Investor agrees to indemnify and hold harmless Countrywide, its officers, directors and each person, if any, who controls Countrywide within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (each, an “Indemnified Party”), from and against any and all losses, penalties, fines, forfeitures, judgments, claims, damages, expenses, and any related costs (including, without limitation, attorney’s fees and costs) and liabilities incurred by or on behalf of any Indemnified Party related to, based upon or arising out of any breach of any provision of this Agreement by the Investor or any of its Representatives.  The parties hereto agree that neither party will claim punitive, consequential, indirect or special damages against the other party under this Agreement.

Promptly after receipt by the Investor under the immediately previous paragraph of notice of the commencement of any action, Countrywide shall, if a claim in respect thereof is to be made against the Investor under such subsection, notify the Investor in writing of the commencement thereof.  In case any such action shall be brought against Countrywide and it shall notify the Investor of the commencement thereof, the Investor shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to Countrywide, and, after notice from the Investor to Countrywide of its election so to assume the defense thereof, the Investor shall not be liable to Countrywide under the immediately previous paragraph for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by Countrywide, in connection with the defense thereof other than reasonable costs of investigation.

Notwithstanding the foregoing, Countrywide shall have the right to employ separate counsel, the reasonable fees and expenses of such counsel to be paid by Investor, in any action and to participate in the defense thereof if the named parties to any such action (including any impleaded parties) include both the Investor and Countrywide, and Countrywide shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Investor and that joint representation may be inappropriate under professional standards, in which case the Investor shall not have the right to assume the defense of such action on behalf of Countrywide, it being understood, however, that the Investor shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for Countrywide (including controlling persons), and any such firm shall be designated in writing by Countrywide.

11.

Non-public Personal Information.  The Investor understands that the Confidential Information may contain “nonpublic personal information” as that term is defined in Section 6809(4) of the Gramm-Leach-Bliley Act (the “Act”) and the Investor agrees to maintain such nonpublic personal information that it receives hereunder in accordance with the Act and other applicable federal and state privacy laws.

12.

Ongoing Provision of Confidential Information.  This Agreement shall apply to any and all Confidential Information provided by Countrywide to the Investor at any time on or after the date hereof relating to the Securities or the Mortgage Loans.  In the event of any transfer of the Securities by the Investor, this Agreement shall not result in any obligation on the part of Countrywide to provide any similar information to any transferee.  The obligations of the Investor pursuant to the terms of this Agreement shall terminate three years from the date hereof.

13.

Prohibition on Sale Transfer of Information.  The Investor hereby covenants that it shall not transfer or make available any Confidential Information directly or indirectly to any third parties (except as permitted herein or to service providers, rating agencies, agents and subcontractors solely in their capacity as such and to Representatives, Advisors and prospective purchasers as set forth in Section 2(b) above), without the express prior written consent of Countrywide.

14.

Tax Disclaimer.  Notwithstanding anything herein to the contrary, Investor (and each employee, representative or agent of Investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the potential investment and all materials of any kind (including tax opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure.  However, any information relating to the U.S. federal income tax treatment or tax structure shall remain subject to the confidentiality provisions hereof (and the foregoing sentence shall not apply) to the extent reasonably necessary to enable any person to comply with applicable securities laws.  For this purpose, “tax treatment” means U.S. federal income tax treatment, and “tax structure” is limited to any facts relevant to the U.S. federal income tax treatment of the potential investment but shall not include information regarding the identity of the parties thereto.

15.

Offering of Securities.  Notwithstanding any of the foregoing, in connection with any offering of securities by Countrywide or an affiliate (the “Issuer”), in which Investor or an affiliate (the “GS Entity”) is involved as underwriter, dealer, agent or other similar participant, nothing in this letter agreement shall (i) prevent either the Issuer or the GS Entity from complying with all applicable disclosure laws, regulations and principles in connection with such offering or sale of securities, (ii) restrict the ability of the GS Entity to consider information for due diligence purposes or to share information with other underwriters participating in such offering or sale of securities, (iii) prevent the GS Entity from retaining documents or other information in connection with due diligence or (iv) prevent the GS Entity from using any such documents or other information in investigating or defending itself against claims made or threatened by purchasers, regulatory authorities or others in connection with such an offering or sale of securities.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been executed as of the ____day of  ______________.

GOLDMAN SACHS MORTGAGE COMPANY

By:

Name:

Title:

COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership
(Servicer)

By: COUNTRYWIDE GP, INC., general partner

By:

Name:

Title:

SCHEDULE A

For Deal: ___________________________________________

EXHIBIT 11

FORM OF ANNUAL CERTIFICATION

[_______________] (the “Trust”), Mortgage Pass-Through Certificates, Series [_____], issued pursuant to the Pooling and Servicing Agreement, dated as of [_____], 200[_] (the “Pooling and Servicing Agreement”), among [_____], as depositor (the “Depositor”), [_____], as trustee (the “Trustee”), [_____], as servicer (the “Servicer”), and [_____], as responsible party

I, [identify the certifying individual], certify to the Depositor and the Trustee, and their officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

The servicing information required to be provided to the Trustee by the Servicer under the Pooling and Servicing Agreement has been so provided;

2.

I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement and based upon my knowledge and the annual compliance review required under the Pooling and Servicing Agreement, and except as disclosed in the annual compliance statement required to be delivered to the Trustee in accordance with the terms of the Pooling and Servicing Agreement (which has been so delivered to the Trustee), the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement; and

3.

[If the Securitization Transfer occurs in 2005.] All significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards for purposes of the report provided by an independent public accountant, after conducting a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Pooling and Servicing Agreement, have been disclosed to such accountant and are included in such reports.

4.

[If the Securitization Transfer occurs in 2006 or thereafter.] The report on assessment of compliance with servicing criteria required to be delivered by us under the Pooling and Servicing Agreement has been delivered to the Trustee and complied with the requirements thereunder and any material instance of non-compliance with the Servicing Criteria has been disclosed on such report.

Date:

[Signature]
[Title]

EXHIBIT 12

FORM OF POWER OF ATTORNEY

FORM OF LIMITED POWER OF ATTORNEY

LIMITED POWER OF ATTORNEY

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, organized under the laws of the United States and having its principal place of business at 85 Broad Street, New York, New York 10004, as Owner (hereinafter called “Owner”) hereby appoints Countrywide Home Loans Servicing LP (hereinafter called “Countrywide”), as its true and lawful attorney-in-fact to act in the name, place and stead of Owner solely for the purposes set forth below.

The said attorney-in-fact is hereby authorized and empowered, solely with respect to the Mortgage Loans and REO Properties, as defined in, and subject to the terms of, that certain Flow Servicing Agreement, between Countrywide and Owner, dated as of May 1, 2005 (the “Servicing Agreement”), as follows:

1.

To execute, acknowledge, seal and deliver deed of trust/mortgage note endorsements, lost note affidavits, assignments of deed of trust/mortgage and other recorded documents, satisfactions/releases/reconveyances of deed of trust/mortgage, subordinations and modifications, tax authority notifications and declarations, deeds, bills of sale, and other instruments of sale, conveyance, and transfer, appropriately completed, with all ordinary or necessary endorsements, acknowledgments, affidavits, and supporting documents as may be necessary or appropriate to effect its execution, delivery, conveyance, recordation or filing.

2.

To execute and deliver insurance filings and claims, affidavits of debt, substitutions of trustee, substitutions of counsel, non-military affidavits, notices of rescission, foreclosure deeds, transfer tax affidavits, affidavits of merit, verifications of complaints, notices to quit, bankruptcy declarations for the purpose of filing motions to lift stays, and other documents or notice filings on behalf of Owner in connection with insurance, foreclosure, bankruptcy and eviction actions.

3.

To endorse any checks or other instruments received by Countrywide and made payable to Owner.

4.

To pursue any deficiency, debt or other obligation, secured or unsecured, including but not limited to those arising from foreclosure or other sale, promissory note or check.  This power also authorizes Countrywide to collect, negotiate or otherwise settle any deficiency claim, including interest and attorney’s fees.

5.

To do any other act or complete any other document that arises in the normal course of servicing of all Mortgage Loans and REO Properties, as defined in, and subject to the terms of the Servicing Agreement.

This Limited Power of Attorney shall expire on _____ __, 200_.

Dated: , 200___. Witness: Name: Name	Goldman Sachs Mortgage Company By: Name: Title:

EXHIBIT 14

Subprime Default and REO Servicing Standards

•

Right Party Contact Rate of twenty-seven and a half percent (27.50%) per month.  Termination standard is twenty-two and a half percent (22.50%), after Servicer has failed to respond to the notice provisions contained in the Flow Servicing Agreement

•

Servicer shall meet the foreclosure timeline requirements as set forth in the FNMA guidelines

Time Zones

All accounts should be called until 9:00 p.m. in each time zone Monday through Thursday.

Collection Call Statistics

With respect to only loans owned by GS (“GS Loans”), Servicer shall report monthly to GS to the extent permitted by applicable law the following dialer statistical information broken out by delinquency bucket and on a loan level basis:

•

Number of attempts made; ACD, predictive and non-predictive ;

•

Number of right party contacts ;

•

Number of commitments obtained; and

•

Number of performing commitments.

The reports provided by Servicer to Owner will stratify the collection work efforts and/or results in such a manner as to reasonably assure Owner that Servicer is in material compliance with the agreed upon service levels.

Skip Tracing Statistics

A minimum of 50% of the accounts referred to skip tracing should result in a good phone number for the borrower.

Broken Repayment Plans or Broken Promise to Pay

Follow-up with the Mortgagor within seventy-two (72) hours of the repayment plan being broken.

FICO’s

Updated FICO scores must be ordered, at GS’s sole cost and expense, on all GS Loans on a quarterly basis and reported to GS on the following month end tape.

VALUATIONS

BPO should be ordered on the day in which a loan becomes sixty-five (65) days delinquent if such loan is not cash flowing through a forbearance plan or bankruptcy plan.  Servicer should receive the requested BPO within twenty-one (21) days of such BPO order with the understanding that such BPOs may be received at any time depending on the totality of the circumstances; provided, however, the Servicer shall provide GS with notice and weekly updates of any developments with respect to any BPO which is not received by the Servicer within twenty-one (21) days of such BPO order.  Reconciliation should be performed on a BPO within five (5) business days of receipt thereof.  Servicer system should reflect reconciled value upon receipt of the BPO.  The reconciled value should then be reported to GS with the next month end data tape.

BANKRUPTCY

All bankruptcy actions will be managed according to FNMA guidelines including, without limitation, bankruptcy set-up, filing proofs of claims, monitoring plans, referring loans to an attorney, filing motions for relief, and/or releasing bankruptcies back to foreclosure/normal servicing.

All loans owned by GS should be run though BANKO or a similar system once every thirty (30) days.

FORECLOSURE

Servicer shall follow FNMA timelines for all GS loans in foreclosure.  Allowable delays shall include bankruptcy filings, litigation, loss mitigation which results in cash being applied to the loan.  Assignment delays should be no longer than thirty (30) days.  Title issues should be no longer than sixty (60) days.  Any delays that shall exceed these estimated timelines should be reported to GS on a monthly basis.    GS loans will not be referred to foreclosure until the reconciled value has been received and evaluated.

Servicer shall maintain a foreclosure resolution rate of fifty percent (50%).

EXHIBIT 15

REO Servicing Standards

Purpose:  The purpose of these standards is to serve as a guideline for valuations, reporting and overall management of Goldman REO Assets.

Property Valuations:

•

BPO - As soon as the REO property in possession, by our attached definition an interior BPO should be ordered by the servicer.  The BPO should state a Value as-is and a Repaired Value. It should include interior photos, photos of outbuildings, and deferred maintenance.  Upon completion an original copy of the BPO is to be forwarded to the REO Department of Goldman Sachs either in PDF format or overnight hard copy.  Sale and listing information on the BPO should be in a grid format acceptable to Goldman Sachs.

•

APPRAISAL – (Only on new REO acquisitions) As soon as the property is re-keyed and trashed out the servicer will at Goldman request, order a full interior appraisal on form 1004 from an Appraiser acceptable to Goldman Sachs. The appraiser should be given the access instructions by the servicer. The full appraisal will include interior photos, photos of all outbuildings and deferred maintenance.  Required is “The Supplemental REO Addendum Form” giving 3 listing comps, itemization of needed repairs, and as-is and as-repaired value.  Upon completion an original copy of the Appraisal is to be forwarded or made available to the REO Department of Goldman Sachs either in PDF format or overnight hard copy.

•

OTHER – Any and all subsequent BPO’s, CMA’s Appraisals, AVM’s or other evaluations ordered during the course of the REO term are to be made available in the same manner.

Vendors:

•

From time to time, Goldman Sachs will provide the Servicer with a published list of Appraisers, Appraisal Vendors, Realtors, Brokers and other service providers with whom they prefer not to do business.  The Servicer will make commercially reasonable efforts to refrain from using anyone named on such a list and Goldman Sachs reserves the right to refuse any product or service and payment for that product or service provided by such listed Appraisers, Appraisal Vendors, Realtors, Brokers and other service providers – if, and only if, such product or service does not comply with reasonable standards as determined by generally accepted mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such mortgage loan in the jurisdiction where the related mortgaged property is located.

Possession:

•

RE-KEYING – The property should be Re-keyed as soon as it is in our possession both to keep prior occupants out and allow access to new service providers and Goldman Sachs personnel.  Goldman Sachs suggests that the door be re-keyed to a master key code (key code to be furnished to REO personnel at Goldman Sachs) and the new keys be placed in a combo lock box.  The servicer will keep REO personnel at Goldman Sachs informed with proper access information.

•

TRASH OUT - Defined as but not limited to; grass cut, shrubs and trees trimmed, all debris cleared from interior and exterior, appliances emptied, cleaned and secured, all trash removed from premises, windows and doors secured, any fire or safety hazard removed.  The property should be trashed out before the full appraisal is ordered and the “For Sale” sign is placed on the property.

•

CASH FOR KEYS – The maximum allowable payment to either an owner or tenant to vacate the property without Goldman Sachs’ prior consent should be one thousand five hundred dollars ($1,500).  If the servicer intends to pay either an owner or tenant to vacate the property an amount in excess of one thousand five hundred dollars ($1,500), the servicer should make commercially reasonable efforts to obtain Goldman Sachs’ prior consent.  Every advance should be cost justified and that data available to Goldman Sachs upon request.  The exact amount of the advance should be proportional to the benefit and made to avoid a lengthily eviction process.  Payments should be made only after the property is actually vacated and inspected by designated agents of the servicer.  The servicer will report each month on all cash for keys transactions.

•

INSURANCE CLAIMS- The servicer will report on a monthly basis all Insurance claims filed, claims denied and claims aged over ninety (90) days during the reporting period.

On the Market:

•

LISTING –

o

All properties are expected to be listed within thirty (30) days of possession.

o

Properties not listed within thirty (30) days will require an exceptions report at month end.

o

All listings should be in the local MLS.

o

Listing Agreements should not be for more than six (6) months.

o

All listing agreements are subject to cancellation at any time without penalty of liability to Goldman Sachs

•

SIGNAGE -

o

All listed properties are to have a sign that is conspicuous and readable from the street which clearly indicates the property is available for sale and contact information for prospective buyers.

o

From the date of acquisition through the date of listing , the broker/agent/servicer is to reasonably inspect the property until a sale sign is posted.

EXHIBIT 16

FORM OF COMMITMENT LETTER

[OWNER]

[DATE]

Countrywide Home Loans Servicing LP
450 American Street, MSN SV-3A
Simi Valley, California 93065
Attn: Portfolio Services

Re:

Flow Servicing Agreement dated May __ , 2005 (the “Servicing Agreement”), between Goldman Sachs Mortgage Company (“Owner”) and Countrywide Home Loans Servicing LP, as servicer (“Countrywide”).

Gentlemen and Ladies:

This letter (this "Commitment Letter") and the Term Sheet attached hereto as Exhibit A, identifies certain mortgage loans (the “Added Mortgage Loans”) which Owner proposes to add and make subject to the Servicing Agreement and the business terms under which Servicer agrees to service the Added Mortgage Loans.

Upon the mutual execution of this Commitment Letter, the Added Mortgage Loans shall be deemed to have been made subject to the terms and conditions of the Servicing Agreement.  The transfer and servicing of the Added Mortgage Loans shall, unless otherwise agreed, occur on the dates specified herein.

All exhibits hereto are incorporated herein in their entirety.  In the event there exists any inconsistency between the Servicing Agreement and this Commitment Letter, the latter shall be controlling notwithstanding anything contained in the Servicing Agreement to the contrary.  All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Servicing Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been executed as of the ____day of  ______________.

GOLDMAN SACHS MORTGAGE COMPANY, as Owner

By:

Name:

Title:

COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership, as Servicer

By: COUNTRYWIDE GP, INC., general partner

By:

Name:

Title: